                                 LOAN AGREEMENT

     THIS LOAM AGREEMENT (this "Agreement") is made and entered into this 28th day of (October, 1995, by and between MERIS FINANCIAL INCORPORATED, a Nevada corporation ("Lender"), and VITECH AMERICA, INC., a Florida corporation ("Borrower").

                                    RECITALS:

     A. Borrower has requested Lender to make a loan to Borrower in the principal amount of $2,000,000 (the "Loan"), the proceeds of which shall be utilized by Borrower in part for the purpose of purchasing inventory.

     B. The Loan will be evidenced by a certain Promissory Note (the "Note") dated of even date herewith executed by Borrower in favor of Lender. The Loan is secured by and subject to the documents and instruments more particularly described in Section 2.3 hereof (the "Collateral Documents~).

     C. Lender is willing to make the Loan to Borrower as described above upon and subject to the terms and conditions hereinafter set forth.

                                   AGREEMENTS:

     NOW, THEREFORE, in consideration of $10.00 and in reliance upon the representations, warranties, covenants and Recitals hereinabove and hereinafter set forth, and as contained in the instruments, agreements and documents contemplated hereby, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

                                    SECTION I
                                     ADVANCE

     1.1 Agreement to Advance. Upon the satisfaction of each of the conditions hereinafter set forth, Lender agrees to advance to Borrower the Loan proceeds on or before October 31, 1995.

                                   SECTION II
                      AMOUNT AND GENERAL TERMS OF THE LOAN

     2.1 The Loan. Borrower agrees to borrow from Lender, and Lender agrees to advance to or for the benefit of Borrower, the total principal sum of Two Million Dollars ($2,000,000} to be used to purchase inventory. ~

     2.2 Promissory Note: Interest. In addition to being evidenced by this Agreement, Borrower's obligation to repay the

Loan shall be further evidenced by the Note. The Note will bear interest and be payable in accordance with the terms of the Note.

     2.3 Collateral. The Loan will be secured by the assets, documents and instruments described on the attached Schedule 2.3 (the "Collateral").

                                   SECTION III
                      CONDITIONS PRECEDENT TO DISBURSEMENTS

     The following conditions precedent shall be satisfied prior to Lender making any advance hereunder:

     4.1 Loan Documents. The documents evidencing or securing the Loan, including, without limitation, this Agreement, the Collateral Documents and the Note (collectively, the "Loan Documents") and other documents required by this Agreement or any of the other Loan Documents and all closing documents which Lender may require and all other writings reasonably deemed necessary by Lender to close the Loan, in form and substance reasonably satisfactory to and approved by Lender, shall have been duly and validly executed and delivered by Borrower or such other person as may be appropriate, and in recordable form where appropriate.

     4.2 Accuracy of Representations and Warranties. The representations and warranties contained herein and in the Loan Documents are then true with the same effect as though they had been made at such time.

     4.3 No Default. There shall exist or have occurred no condition, event or act that would constitute an Event of Default under any of the Loan Documents or any other instrument or agreement by which Borrower is bound and no condition, event or act which, as a result of the giving of notice or the lapse of time, or both, as specified in this Agreement, would constitute such an Event of Default.

     4.4 No Waiver. Lender may, in its sole discretion, advance the Loan proceeds even though the conditions in this Section are not satisfied. Any advance so made shall be deemed to have been made pursuant to this Agreement and shall not be deemed a waiver by Lender of any such default or any future default or of the remedies afforded Lender in any of the Loan Documents nor a waiver of any requirement by Lender that Borrower satisfy its obligation to Lender under any of the foregoing.

                                    SECTION V
                         REPRESENTATIONS AND WARRANTIES

     Borrower hereby represents and warrants to Lender (all of said representations and warranties, together with all of

Borrower's covenants contained herein, which shall also be deemed to be representations and warranties, and all representations and warranties set forth elsewhere herein, or in any of the Loan Documents, shall survive until all obligations of Borrower to Lender shall have been fully Performed, as follows:

     5.1 Organization.

          (a) Borrower is duly organized, validly existing and in good standing under the laws of the state Florida and is qualified to do business and is in good standing in each state in which it is doing business.

          (b) Each of VITECH-VITORIA TECNOLOGIA S.A., BAHIATECHBAHIA TECNOLOGIA LTDA., MULTISHOW-PRODUCTOS DE INFORMATICA E TELECOMMUNICACOES LTDA (the "EntitiesN) are duly organized, validly existing and in good standing under the laws of Brazil and the jurisdiction of its organization and are each qualified to do business and are each in good standing under the laws of Brazil and the jurisdiction of its organization and in each jurisdiction in which it is doing business.

     5.2 General Authority.

          (a) Borrower has full power and authority to own its properties and assets and to carry on its business as now being conducted.

          (b) Each of the Entities has full power and authority to own its properties and assets and to carry on its business as now being conducted.

     5.3 Transaction Authority.

          (a) Borrower is fully authorized and permitted to enter into the Loan Documents, to execute any and all of the documentation required therein, to borrow the amounts contemplated therein upon the terms set forth therein and to perform the terms of the Loan Documents, none of which conflicts with any provision of law or regulation applicable to Borrower. The Loan Documents are valid and binding legal obligations of Borrower and each is enforceable in accordance with its terms

          (b) Each of the Entities is fully authorized and permitted to execute any and all of the documentation required herein to be executed by the Entities, to guarantee the Loan and to secure Borrower's payment and performance hereunder in accordance with the Loan Documents and to perform as required under the Loan Documents, none of which conflicts with any provision of law or regulation applicable to such Entity. Each Loan Document is a valid and binding legal obligations of the Entity executing the Loan Document and each is enforceable in accordance with its terms.

     5.4 Security. The liens, security interests and assignments created by the Loan Documents will, when granted, be valid, effective, properly perfected and enforceable liens, security interests and assignments.

     5.5 Third-Party Consents. Neither Borrower nor any Entity is required, pursuant to any law, regulation or contractual or other obligation, to obtain the consent, approval or authorization of any person (including any governmental authority) to validly enter into, execute and deliver the Loan Documents and perform the acts and obligations required or contemplated thereby.

     5.6 Absence of Actions or Judgments.

          (a) There are: (i) no outstanding or unpaid Judgments or arbitration awards against Borrower; and (ii) no actions, suits or proceedings tin a court of law or otherwise) pending or, to Borrower's knowledge, threatened against Borrower or which materially affects Borrower which would reasonably be expected to result in any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of Borrower, or would materially adversely affect Borrower's ability to perform any of its contractual obligations and, there is no basis known to Borrower for any such action, suit or proceeding. No judgment, award, decree, order, action, suit or proceeding (whether in a court of law or otherwise, and whether entered, outstanding, pending or threatened) materially affects or could materially affect the ability of Borrower to perform any of its obligations under the Loan Documents. Borrower is not in default or violation with respect to any regulation, order, writ, judgment or decree of any court or other governmental authority, the violation of which would have a material and adverse effect on the business of Borrower.

          (b) There are: (i) no outstanding or unpaid judgments or arbitration awards against any of the Entities; and (ii) no actions, suits or proceedings (in a court of law or otherwise) pending or, to Borrower's knowledge, threatened against any one of the Entities or which materially affects any one of the Entities which would reasonably be expected to result in any material adverse change in the business, operations, properties, assets or condition (financial or otherwise) of the Entities or would materially adversely affect an Entity's ability to perform any of its contractual obligations and, there is no basin known to Borrower for any such action, suit or proceeding. No judgment, award, decree, order, action, suit or proceeding (whether in a court of law or otherwise, and whether entered, outstanding, pending or threatened) materially affects or could materially affect the ability of any one of the Entities to perform any of its obligations under the Loan Documents. None of the Entities is in default or violation with respect to any regulation, order, writ, judgment or decree of any court or other governmental authority, the violation of which would have a material and adverse effect on the business of such Entity.

     5.7 Other Contracts: No Default. Neither Borrower nor any one of the Entities is a party to or bound by any contract or instrument or subject to any contractual restriction that does or may materially and adversely affect their businesses, property, assets, operations or conditions, or restrict or impair their ability to perform under the Loan Documents.

     5.S Compliance With Laws and Other Regulations.

          (a) To the best of Borrower's knowledge, after due inquiry, Borrower:
     (i) is in compliance with all federal, state and local laws, rules, regulations and requirements (whether tax, commercial or otherwise), and all rules, regulations and requirements of all governmental authorities having jurisdiction over it, the conduct of its business, the use of its assets and properties and all property occupied by it; (ii) has properly filed all reports, paid all monies and obtained all licenses, permits, certificates and authorizations needed or required for the conduct of its business and the use of its assets and properties and the property occupied by it in connection therewith and is in material compliance in all respects with all conditions, restrictions and provisions of all of the foregoing except taxes and improvement district assessments which are presently in arrears; and (iii) has not received any notice, not heretofore complied with, from any governmental authority or any insurance or inspection body that any of its assets, properties, facilities, equipment or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building or zoning law or requirement of any public authority or body. -

          (b) To the best of Borrower's knowledge, after due inquiry, each of the Entities: (i) is in compliance with all federal, state and local laws, rules, regulations and requirements (whether tax, commercial or-otherwise), and all rules, regulations and requirements of all governmental authorities having jurisdiction over it, the conduct of its business, the use of its assets and properties and all property occupied by the Entity;
     (ii) has properly filed all reports, paid all monies and obtained all licenses, permits, certificates and authorizations needed or required for the conduct of its business and the use of its assets and properties and the property occupied by it in connection therewith and is in material compliance in all respects with all conditions, restrictions and provisions of all of the foregoing except taxes and improvement district assessments which are presently in arrears; and (iii) has not received any notice, not heretofore complied with, from any governmental authority or any insurance or inspection body that any of its assets, properties, facilities, equipment or business procedures or practices fails to comply with any applicable law, ordinance, regulation, building or zoning law or requirement of any public authority or body.

     5.9 Non-Default of Borrower. The execution and delivery of the Loan Documents and the performance of the obligations and acts required or contemplated thereby will not result in the creation or imposition of, or be any cause for imposing, any lien,- charge or encumbrance of any nature whatsoever upon any of Borrower's or any of the Entity's property other than those permitted, created, imposed or required by the Loan Documents. There exists no Event of Default and there exists no event which, as a result of the giving of notice or the lapse of time, or both, would constitute an Event of Default, under any of the Loan Documents.

     5.IO Financial Statements. All financial statements, profit and loss statements, statements as to ownership and other statements or reports previously or hereafter given to Lender by or on behalf of Borrower or any of the Entities are and shall be true, complete and correct as of the date thereof. There has been no material adverse change in the financial condition or the results of the operation of Borrower or any Entity since the latest financial statements of Borrower and the Entities given to Gender.

     5.11 Tax Returns.

          (a) Except for the years 1993 and 1994, Borrower has filed all federal, state and local tax returns and has paid all of its current obligations before delinquent, including all federal, state and local taxes and all other payments required under federal, state or local law.

          (b) Except for the years 1993 and 1994, the Entities have filed all returns and reports and paid all of their current tax obligations before delinquent and all other payments required by governing taxing authorities.

     5.12 Propose of the Loan. The Loan is a business loan and the proceeds thereof shall be used solely for commercial or business purposes, and no portion thereof is intended to be or shall be used for the purpose (whether immediate, incidental or ultimate) of consumer spending.

     5.13 No Broker's or Finder's Fee. Borrower and Lender have not employed or retained any broker or finder or incurred liability for any brokerage fees, commissions or finder's fees in connection with the lending transactions contemplated herein. Borrower and Lender hereby each indemnifies and holds harmless the other from and against any claims by third parties for brokerage fees, commissions or finder's fees claimed as a result of the indemnifying party's acts or omissions in connection with the Loan.

     5.14 No Usury. Etc. To the best of Borrower's knowledge, after due inquiry, the Loan is an exempt transaction under the Truth in Lending Act, 15 U.S.C.
(ss)1601, et seq.; and the Loan does not, and when disbursed will not, violate the provisions of any Florida or federal usury laws, any consumer credit laws or the usury laws Or consumer credit laws of any state which may have jurisdiction over this transaction, Borrower or any property securing the Loan. Borrower agrees to pay the interest rate -stated in the Note.

     5.15 Property Value. The fair market value of the assets secured by the Collateral Documents substantially exceeds the amount of the Loan.

     5.16 Contract Rights. All leases, contracts, agreements and other obligations affecting the assets secured by the Loan Documents to which Borrower and/or an Entity is a party, under or by which any of them may be a payee, or by which Borrower, an Entity or any of their assets is or may be bound are binding and enforceable in accordance with their terms and neither Borrower, any of the Entities nor any other party to any such agreement is in default or in arrears thereunder nor has Borrower, any of the Entities or any other party to any such agreement committed any act or failed to perform any obligations which, with the passage of time or giving of notice or both, would constitute a default under any such lease, contract, agreement or other obligation affecting their assets.

     5.17 Hazardous Substances.

          (a) There has been no production, disposal, transport, treatment, storage or discovery of any hazardous waste or toxic substance affecting the real property secured by the Loan Documents or otherwise leased to Borrower or any of the Entities (the "Real Property").

          (b) No activity has occurred on the Real Property which could have toxic results; and there is no proceeding or inquiry pending or to Borrower's knowledge anticipated by any governmental agency or other authority with respect thereto.

          (c) The Real Property is not now, nor has ever been, used for the production, treatment, collection, storage or disposal of any refuse; objectionable waste or any material.

          (d) Borrower shall indemnify and hold Lender harmless from any loss incurred by Lender by reason of the existence of any hazardous waste or toxic substance. Without limiting the generality of the indemnification set forth in Section 12.15 hereof or the foregoing, subject to the limitation set forth below, Borrower hereby indemnifies Lender and agrees to hold Lender harmless from and against any and all losses, liabilities, damages, injuries, costs, expenses and claims of any and every kind whatsoever, including reasonable attorneys' fees paid.

incurred or suffered by, or asserted against, Lender for, with respect to, or as a direct or indirect result of, the presence on or under, or the escape, seepage, leakage, spillage, discharge, emissions, discharging or release from, the Real Property, or into or Lion the land, the atmosphere, or any watercourse, body of water or wetland of any hazardous material "including, without limitation, any losses, liabilities, damages, injuries, coats, -expenses or claims asserted or arising under any statute, law, ordinance, code, rule, regulation, order or decree regulating, relating to or imposing liability or Standards of conduct concerning any hazardous material).

     5.17 No Other Agreements. The Loan Documents contain the complete understanding of the parties with respect to the Loan transaction, and there are no other oral or written understandings or agreements giving rice to any expectation with respect to the Loan transaction or any interpretation of the Loan terms except as set forth in the Loan Documents.

     5.18 Untrue Statements. None of the information contained in the representations and warranties set forth in this Agreement or in any of the other Loan Documents made by Borrower to Lender, or in any certificate to be delivered pursuant hereto or in connection with the transactions contemplated hereby, contains or will contain any untrue statement of a material fact or omits to state a material fact necessary to make the Statements contained therein not misleading. In addition to the foregoing, Borrower has not failed to inform Lender as to any material fact relating to Borrower's business, assets, properties, prospects or affairs.

     5.16 Capitalization. There are 1,OOO shares of no par value, voting common stock issued and outstanding ("Stock") and no shares of preferred stock issued and outstanding. There are no shares of Stock held as treasury shares. The sole owners of record and sole beneficial owners of all of the shares of Stock are as follows:

                    Georges St. Laurent, III 510 shares of Stock
                    William St. Laurent      164 shares of Stock
                    Nicholas St. Laurent     163 shares of Stock
                    Alexander St. Laurent    163 shares of Stock

Other than: (i) that certain Stock Option Agreement with Lender and (ii) commitments to issue no more than 400 shares of voting common stock, or equivalent, Borrower is not a party to or bound by any contract, agreement or arrangement to issue or sell any capital stock or any other security of Borrower or any other security exercisable or convertible into any capital stock or any other security of Borrower.

                                   SECTION VI

                              AFFIRMATIVE COVENANTS

     6.1 Use of Loan Proceeds. Borrower shall expend the Loan proceeds in accordance with Sections 2.1 and 5.9 of this Agreement and "hall in no event use the same for any other purpose.

     6.2 Financial Statements and Other Reports. Borrower shall keep books and records in accordance with generally accepted accounting principles, consistently applied, and shall deliver to Lender such financial and profit and loss statements (in form satisfactory to Lender) on Borrower and the Entities as Lender may request from time to time and will permit a representative on behalf of Lender to examine and audit the books of business of Borrower and the Entities. Borrower shall immediately inform Lender of any litigation involving Borrower or the Entities, the adverse determination of which might prejudice repayment of the Loan.

     6.3 Payment of Taxes. Obligations. Indebtedness and Claims. Borrower will payer cause to be paid all taxes, assessments and other governmental charges imposed upon Borrower or any of the Entities or any of their properties or assets or in respect to any business, income or property before any penalty or interest accrues thereon, and all claims (including, without limitation, claims for labor, services, materials and supplies) for sums which have become due and payable and which by law have or may become a lien upon any of its properties or assets. Without limiting the foregoing, Borrower shall pay or cause to be paid when due, all bills, taxes, assessments, charger, levies or indebtedness constituting a lien on the assets or properties of Borrower or the Entities. Borrower represents and warrants that the outstanding principal balance on indebtedness to William St. Laurent, Georges St. Laurent, Jr. or Georges St. Laurent, III or any of their affiliates does not exceed $4,000,000 and that, notwithstanding the the provisions of this Section 6.3, Borrower covenants and agrees not to reduce or cause the Entities to reduce any indebtedness owing by Borrower or the Entities to William St. Laurent, Georges St. Laurent, Jr. (other than payments not exceeding $100,000 per month) or Georges St. Laurent, III or any of their affiliates without the prior written consent of Lender.

     6.4 Inspection. Borrower will permit or cause to be granted permission for any authorized representatives designated by Lender to visit and inspect the physical facilities of Borrower and the Entities.

     6.5 Compliance with Laws. Etc. Borrower shall exercise or cause the Entities to exercise all reasonable due diligence in order to comply with the requirements of all applicable laws, rules, regulations and orders of any governmental authority, noncompliance with which would adversely affect the business, properties, assets, operations or condition (financial or otherwise) of Borrower or the Entities.

     6.6 Representations and Warranties Accurate. The representations and warranties made by Borrower Shall be and remain true at all times with the same effect as though the representations and warranties had been made at any and all times during the term of this Agreement.

     6.7 Compliance with Loan Documents. Borrower shall make all payments of interest and principal in the Loan and shall keep and comply or cause the Entities to keep and comply with all covenants, terms and provisions of the Loan Documents.

                                   SECTION VII
                               NEGATIVE COVENANTS

     Borrower hereby agrees to undertake the following obligations:

     7.1 Dissolution: Liquidation. Borrower shall not nor shall Borrower permit the Entities to dissolve or liquidate, or merge or consolidate with or into any other entity, or turn over the management or operation of their properties, assets or business to any other person, firm or corporation; provided, however, that in the event that Lender does not consent to any of the foregoing and a Conversion (as that tern is defined in the Note) has not occurred, Borrower may prepay the Loan in whole.

     7.2 Disposition of Assets. Borrower shall not nor shall Borrower permit the Entities to assign, transfer or convey any of its right, title and interest in any property whether real or personal encumbered by the Loan Documents; create or suffer to be created any mortgage, pledge, security interest, encumbrance or other lien on any property encumbered by the Loan Documents; or create or suffer to be created any mortgage, pledge, security interest, encumbrances or other lien on any other property or assets which it now owns or hereafter acquires except in consideration of the contemporaneous receipt by it of benefits equal or greater in value to the lien created.

     7.3 Restriction on Fundamental Changes. Borrower will not nor will Borrower permit the Entities to:

          (a) change the times of commencement or termination of its fiscal year or other accounting periods; or change its methods of accounting other than to conform to generally accepted accounting principles applied on a consistent basis; or

          (b) enter into any transaction of bankruptcy (or suffer any bankruptcy proceedings).

                                  SECTION VIII

                                EVENTS OF DEFAULT

     The existence or occurrence of any one or more of the following shall constitute an Event of Default under the Loan Documents and all other documents executed or to be executed in connection with the Loan:

     8.1 Default in Performance: Breach of Condition.

          (a) Borrower's default in the performance of any obligation to be performed under, or breach of, any term, condition, covenant, warranty or representation contained in any of the Loan Documents subject to applicable notice and grace periods as set forth in the Loan Documents.

          (b) A default by any of the Entities in the performance of any obligation to be performed under, or breach of, any term, condition, covenant, warranty or representation contained in any of the Loan Documents subject to applicable notice and grace periods as set forth in the Loan Documents.

          8.2 Lien Status. Lender at any time shall fail to have a legal, valid, binding and enforceable lien of the priority described herein on the property and assets secured by the Loan Documents securing all advances made now or at any time in the future Pursuant to the Note and the other Loan document~

          8.3 Unenforceability. Performance by Borrower or any of the Entities of any obligation under any Loan Document is rendered unenforceable in any respect.

                                   SECTION IX
                                LENDER'S REMEDIES

     Upon the occurrence of any Event of Default hereunder, Lender shall have the absolute right, without further notice, at Lender's option and election and in its sole discretion, to:

     9.1 Acceleration. Declare all indebtedness of Borrower hereunder immediately due and payable, without notice or demand.

     9.2 Protect Collateral. Proceed to protect and enforce its rights and remedies under the Loan Documents.

     9.3 Advances to Cure Default. Advance such portion or portions of the Loan or any other additional sums as may be necessary to cure any default. All sums so advanced shall be deemed advances of principal under the Loan and the Note and shall bear interest at the Default Rate.

     9.4 Other Remedies. Exercise any other right, privilege or remedy available to Lender under any of the Loan Documents. Lender shall have the right to enforce any one or more of the remedies provided hereunder either successively or concurrently, and any such action by Lender shall not be deemed an election of remedies or otherwise prevent Lender from pursuing any further remedy it may have hereunder or at law or in equity.

     9.5 Costs and Expenses. Borrower shall pay to Lender upon demand all reasonable costs, expenses and fees (including reasonable attorneys' fees), whether suit be instituted or not, incurred by Lender in protecting or enforcing its rights under the Loan Documents, and all expenses of taking possession, holding and disposing of the Collateral, whether the same shall be paid or incurred pursuant to provisions of this Section or otherwise, and all payments made or liabilities incurred by Lender under this Agreement of any kind whatsoever. All or any portion of such cost=, fees and expenses:, at Lender'= election, and without notice, shall be payable on demand with interest at the Default Rate "et forth in the Note computed from the date of disbursement thereon or may be added to the principal balance of the Loan and shall bear interest at the rate then and thereafter applied to said balance.

                                    SECTION X
                       RIGHTS OF LENDER AGAINST COLLATERAL

     The parties acknowledge and agree that the Loan is a single, unitary Loan and that upon occurrence of an Event of Default, Lender is entitled to pursue, in its sole discretion, its remedies against all or any of the Collateral described in this Agreement. Furthermore, Borrower acknowledges and agrees that he shall have no rights of contribution or subrogation against or from the Collateral until such time a. all sums owed to Lender pursuant to this Agreement and the other Loan Documents have been paid in full.

                                   SECTION XI
         REPRESENTATION BY QUALIFIED ADVISORS; ARM'S-LENGTH AGREEMENT;
                             EQUAL BARGAINING POWER

     The parties to this Agreement represent, acknowledge and agree that, with respect to this Agreement, each of the other Loan Documents, and all of the transactions contemplated herein: (a) the parties are of equal or relatively equal bargaining power; (b) the parties are represented by qualified counsel and/or qualified business advisors and have been advised by and consulted with such counsel and advisors; (c) the parties are aware of the risk" and benefits associated with the Loan, the

Loan Documents and the terms thereof, and such terms are in no sense grossly unfair, oppressive or unconscionable; (d) the Loan (and each provision of the Loan Documents) is an arm's-length, bargained-for transaction entered into by the parties freely, with full knowledge of all facts and without duress or Coercion of any form; and (e) each of the parties to this Agreement is sophisticated and experienced in real estate, financing and commercial transactions and understands the respective rights and obligations of the parties under the Loan Documents.

                                   SECTION XII
                                  MISCELLANEOUS

     12.1 This Loan Agreement Part of Loan Documents. The Loan Documents shall be deemed to incorporate this Loan Agreement. In the event of a conflict between any of the provisions of this Loan Agreement and any provision of any of the other Loan Documents, the provisions of this Loan Agreement shall control. Any breach or default by Borrower of any term or condition of this Loan Agreement shall constitute a default under all other Loan Documents and vi so vent

     12.2 Lender's Right to Appear in Litigation. Lender shall have the right to commence, appear in or defend any action or proceeding which Lender believes may affect the rights or duties of any of the parties hereunder or in connection therewith or in and to the Collateral and in connection therewith, to pay all necessary and reasonable expenses in connection therewith (including, but not limited to, fees of counsel retained by Lender in connection with such action or proceeding), and Borrower shall repay all of the foregoing expenses to Lender upon demand. ~ -

     12.3 No Other Parties to Benefit. The Loan Documents are made for the sole benefit of Borrower and Lender and their successors and assigns, and no other Person or entity is intended to or shall have any rights or benefits hereunder or under any escrow account contemplated hereby, whether as third-party beneficiary or otherwise.

     12.4 Notice. All notices provided for herein and in the other Loan Documents shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed to all parties hereto at the address designated for each party beside its signature or at such other address as the party who in to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above. Failure to give notice to persons designated as also receiving copies of such notices "hall not affect the validity of such notice if proper notice is effected with respect to the primary party to receive same.

     12.5 Construction. This Agreement and the other Loan Documents are intended to express the mutual intent of the parties hereto after opportunity to consult with counsel, and irrespective of the party preparing any document, no rule of strict construction shall be applied against any party. All words used herein shall refer to the appropriate number or gender, regardless of the number of gender stated.

     12.6 Modification and Waiver. No provision of this Loan Agreement shall be amended, waived or modified except by an instrument in writing signed by the parties hereto.

     12.7 Materiality. All covenants, agreements, representations and warranties made herein or in any document delivered in support of the Loan shall be deemed to be material and to have been relied on by Lender in making this Loan, and shall survive the execution and delivery of any of the Loan Documents and any disbursement or advance of funds made pursuant to this Loan Agreement.

     12.8 Headings. All sections and descriptive headings of sections in this Loan Agreement are inserted for convenience only, and shall not affect the construction or interpretation hereof .

     12.9 Severability: Integration: Form and Substance of Documents: Time of the Essence. Inapplicability or unenforceability of any provision of this Loan Agreement shall not limiter impair the operation or validity of any other provision of this Loan Agreement. The Loan Documents supersede all prior agreements (including, without limitation, any commitment letter), and constitute the entire agreement between the parties with respect to the subject matter hereof. All documents and other matters required to be furnished by Borrower shall be satisfactory in form and substance to counsel for Lender. Time is of the essence hereof.

     12.10 CounterDarts. This Loan Agreement may be executed in any number of counterparts, each of which when executed and delivered, shall be an original, but all of which shall together constitute one and the same instrument.

     12.11 Assignability. Neither party "hall assign their rights or delegate their obligation hereunder without the prior written consent of the other party.

     12.12 No Agency Relationship. Borrower understands and agrees that Lender is not its agent or representative.

     12.13 No Joint Venture. Nothing contained in this Agreement or in any of the other Loan Documents shall be construed as creating a joint venture, partnership or any other relationship between Borrower and Lender except that of debtor and creditor.

     12.14 Waiver of Defaults. The waiver by Lender of any breach or default by Borrower under any of the terms of any of the Loan Documents shall not be deemed to be a waiver of any subsequent breach or default on the part of Borrower under the same or any other of the Loan Documents.

     12.15 Indemnification. Borrower agrees to indemnify and hold Lender harmless from and against any and all losses, liabilities, claims, demands or obligations which may be asserted in connection with or arising out of the Loan, the Collateral or any aspect thereof, or a breach by Borrower of any representations or warranties set forth herein, whenever asserted, and for all reasonable expenses (including attorney=' fees) which may be incurred by Lender on account of or arising out of or in connection with any such claim, demand or obligation, except as arises out of the willful malfeasance or gross negligence of Lender.

     12.16 Lender's Consent. Whenever Lender's consent! approval or judgment is called for in the Loan Documents, it may be withheld, exercised or given in Lender's sole discretion unless otherwise provided.

     12.17 Attorneys' Fees. Should any proceedings or litigation be commenced between the parties hereto concerning the terms of this Agreement, or the rights and duties of the parties hereto, the prevailing party in such proceeding or litigation shall be entitled, in addition to such Other relief as may be granted, to a reasonable sum as and for the prevailing party's attorneys' fees.

     12.18 Further Assurances. Each party shall execute and deliver all such other instruments and take all such other action as any party may reasonably request from time to time, before or after the Closing, in order to effectuate the transactions Provided for herein.

     12.19 Incorporate Recitals. The prefatory language and Recitals made and stated hereinabove are hereby incorporated by reference into, and made a part of, this Agreement.

     12.20 Participation. Lender, at any time, shall have the right to sell participation interests in the Loan and in any documents and instruments executed in connection herewith. Lender is authorized to furnish to any participant or prospective participant any information or document that Lender may have or obtain regarding the Loan, Borrower, guarantors of the Loan and the Entities.

     IN WITNESS WHEREOF, the parties hereto have executed this Loan Agreement as of the day and year first above written.

ADDRESS FOR NOTICES TO                       "BORROWER"
BORROWER:

8807 Northwest 23rd Street                   VITECH AMERICA, INC., a
Miami, Florida 33172                         Florida Corporation
Attn: William St. Laurent
                                             By: /s/  William St. Laurant
                                                -------------------------------
                                                 William St. Laurant
                                                 Its,: President

ADDRESS FOR NOTICES TO LENDER:               "LENDER"

917 Tahoe Boulevard
Suite 300H                                   MERIS FINANCIAL INCORPORATED,
Incline Village, Nevada 89451                a Nevada corporation
Attn: Nicholas Meris

WITH A COPY TO:                              By:________________________________
                                                  Nicholas S. Meris
Laura A. Short, Esq.                         President
Morrison & Hecker
2800 North Central Avenue
Suite 1600
Phoenix, Arizona 85004-1047

                                  Schedule 2.3

                           Description of Collateral ~

personal guaranty of William St. Laurent

personal guaranty of Georges St. Laurent III

corporate/limited liability company guarantee of the 3 Brazilian entities: (1) VITECH-VITORIA TECNOLOGIA S.A., (a) BAHIATECH-BAHIA TECNOLOGIA LTDA., and (3) NULTISHOW-PRODUCTOS DE INFORMATICA E TELECOMMUNICACOES LTDA. (collectively, the "Brazilian Entities")

collateral assignment of the beneficial rights under the following option agreements:

     a. option from Maria Aparecida Caldas in favor of Vitech for her 9 quotas representing a 60% interest in Multishow Produtos de Informactica e Telecomunicacoes Ltda. ("Multishow").

     b. option from Georges St. Laurent, III in favor of Vitech for all but .01% of his quotas representing a right to purchase a 39.99% interest in Multishow.

     c. option from Georges St. Laurent, III in favor of Vitech for all of his shares (ordinary and preferred, currently owned or acquired in the future) in Vitech Vitoria Tecnologia S.A. ("Vitoria").

     d. option from William St. Laurent in favor of Vitech for all of his shares (ordinary and preferred, currently owned or acquired in the future) in Vitoria.

     e. option from Nicolas St. Laurent in favor of Vitech for his 51 quotas representing a 51% interest in Bahiatech Bahia Tecnologia Ltda. ("Bahiatech").

     f. option from William St. Laurent in favor of Vitech all but .01% of his quotas representing a right to purchase a 48.99% interest in Bahiatech.

security interest in the fixed assets of the Brazilian Entities (excluding inventory and accounts receivable)

second lien mortgage on real property Vitoria

security interest in the fixed assets of Borrower pledge by Georges St. Laurent, III, William St. St. Laurent, Nicholas Laurents") of Laurent and Alexander St. Laurent (the "St. their stockholdings in Borrower pledge by the St. Laurents of their ownership interests in the Brazilian
Entities

pledge of keyman life insurance on the St. Laurents

                             UNCONDITIONAL GUARANTY

     This Unconditional Guaranty (the "Guaranty") is made and entered into this 28 day of October, 1995, by and between WILLIAM C. ST. LAURENT and WENDY ANN MOORE ST. LAURENT, husband and wife (collectively, "Guarantor") and MERIS FINANCIAL INCORPORATED, a Nevada corporation ("Lender").

RECITALS:

     Contemporaneously with this Guaranty, Lender is making a loan to Vitech America, Inc., a Florida corporation ("Borrower.), in the original principal amount of Two Million Dollar ($2,000,000.00) (the "Loan"), which loan is evidenced by a Promissory Note (the "Note") dated of even date herewith executed by Borrower to the order of Lender. The Loan is secured by the collateral and security instruments listed on the attached Exhibit "A. (the "Collateral"). All documents and instruments evidencing or securing the Loan are hereinafter referred to as the "Loan Documents".

AGREEMENT: For good and valuable consideration , the receipt and sufficiency of which are hereby acknowledged and confessed by Guarantor, Guarantor hereby unconditionally covenants and agrees with Lender as follows:

                                    ARTICLE I

                                    GUARANTEE

     1.1 Guarantor jointly, severally, and unconditionally guarantees the full, timely and faithful payment, performance and compliance by Borrower of and with all the terms, covenants, conditions, agreements and provisions of the Loan Documents (collectively, the "Obligations").

     1.2 If Borrower or Guarantor defaults in the performance of any of the Obligations, then within: (at five days after written notice from or on behalf of Lender to the effect that there exist. such a default and identifying the Obligations which Borrower or Guarantor has failed to pay or perform, or (b) such unexpired grace period, if any, as Borrower or Guarantor may then have remaining under the appropriate documents to cure such default before it becomes an "event of default" (as the term may be defined under such document), whichever period is longer, Guarantor, as demanded by Lender, will pay such Obligations (including any amount which may have been accelerated as a result of Borrower or Guarantor'. default) to Lender at its offices at 917 Tahoe Boulevard, Suite 300H, Incline Village, Nevada 8945-1 or such other address as Lender may by notice direct, or will provide Lender with evidence of the performance of the Obligations which Borrower has failed to perform. If Guarantor fails to pay any sums due Lender hereunder within the period applicable pursuant to the terms of the preceding sentence, then, as to Guarantor, such sums shall bear interest at the Default Rate (the term "Default Rate" shall have the name meaning as ascribed to such term in the Note) in lieu of the interest rate otherwise applicable thereto. Further, if Guarantor shall fail to pay any amount or perform any obligation properly due Lender hereunder, Lender may institute and pursue an action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantor and collect in the manner provided by law out of Guarantor's property, wherever situated, the monies adjudged or decreed to be payable.

                                   ARTICLE II

                                  SUBORDINATION

     2.1 Guarantor subordinates all of Guarantor's liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Borrower and/or Borrower's property resulting from Borrower's present and future indebtedness to Guarantor (the Subordinated Indebtedness), and agrees that all liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Borrower and Borrower's property resulting from the Subordinated Indebtedness shall be subordinate, inferior and subject to the claims and rights of Lender against Borrower and/or Borrower's property under the terms of any of the Loan Documents, whether direct or contingent or whether now or hereafter created. Guarantor grants to Lender a security interest in the Subordinated Indebtedness, which shall be collected, enforced and received by the holder(s) thereof for Lender and be paid over to Lender on account of the obligations, but without reducing or affecting in any manner the liability of Guarantor under any of the other provisions of this Guaranty; provided, however, that unless an Event of Default has occurred and is continuing, Guarantor may retain for their own account reasonable salaries or fees for services actually rendered to Borrower. Notwithstanding anything herein to the contrary, if any portion of the Subordinated Indebtedness become" due and payable prior to its stated maturity, Lender shall be entitled to receive full performance of the Obligations before the holder(s) thereof are entitled to receive any payment with respect to the Subordinated Indebtedness.

     2.2 Guarantor will not take any action which will either (i) force the sale of Borrower's property in order to Satisfy the Subordinated Indebtedness or (ii) affect in any manner any and all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Borrower and/or Borrower's property. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of- the rights of Lender hereunder and covenants to perform such further acts a. necessary or appropriate to give effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Guaranty; and Guarantor shall cause all evidence of the Subordinated Indebtedness to set forth the provisions hereof or to bear a legend that it is subject hereto.

                                   ARTICLE III

                        GENERAL COVENANTS AND WAIVERS OF
                    GUARANTOR: REMEDIES AND RIGHTS OF LENDER

     3.1 Neither failure to give, nor defect in, any notice to Guarantor concerning default in the performance of the Obligations, an Event of Default or any event which might mature into an Event of Default shall extinguish or in any way affect the obligations of Guarantor hereunder or the rights of Lender hereunder. Neither demand on, nor the pursuit of any remedies against, Borrower or any other guarantor of or surety for the Obligations ("Obligor") shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, suit or proceeding against Borrower or any other Obligor (whether for the same or a different remedy) shall bar or prejudice, the making of a demand on Guarantor by Bender and the commencement against Guarantor, before or after such demand, of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant or agreement contained in the Loan Documents or for the enforcement of any other appropriate legal or equitable remedy.

     3.2 The liability of each party named as a Guarantor hereunder is continuing, primary, direct, immediate, and joint and several with Borrower, each other party named as a Guarantor hereunder and each and every other Obligor. Neither (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Loan Documents, hereunder or existing at law or otherwise, or against any Collateral, (b) the commencement of an action at law or the recovery of a judgment at law against Borrower or any other Obligor and the enforcement thereof through levy or execution or otherwise, (c) the taking or institution or any other action or proceeding against Borrower or any other Obligor, nor (d) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantor, by Lender or anyone acting for Lender), shall extinguish or affect the obligations of Guarantor hereunder, but Guarantor shall be and remain liable for all Obligations until fully paid, notwithstanding the previous discharge (total or partial) from further liability of Borrower or any other Obligor or the existence of any bar (total, partial or temporary) to the pursuit by Guarantor of any right or claim to indemnity against Borrower or any other Obligor or any right or claim of Guarantor or any other Obligor to be subrogated to the rights or claims of Lender in and to the Collateral resulting from any action, failure or omission to act or delay in acting by Lender, or anyone entitled to act in its place.

     3.3 Except as expressly set forth herein in this or any other Loan Document, Guarantor hereby expressly waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence, creation or nonpayment of all or any of the Obligations; (c) presentment, protest, demand, notice of dishonor, protest and all other notices whatsoever; (d) all diligence in collection or protection of or realization on the Obligations of any thereof, any obligating hereunder, or any security for or guarantee of any of the foregoing; (e) any and all suretyship defenses and defenses in the nature thereof; (f) the claim that the Loan Documents were not duly authorized and executed by Borrower or are not legal, valid and binding instruments, enforceable in accordance with their terms; (g) any right to raise the defense of the statute of limitations in any action hereunder or for the collection of the Obligation-; (h) any right to raise any defense by reason of incapacity, lack of authority, death or disability of or revocation hereof by any other guarantor of the failure of Lender to file or enforce a claim against the estate (probate, bankruptcy or any other proceeding) of any other guarantor;
(i) any right to raise any defense based upon an election of remedies by Lender; and (I) any right to impose any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that such facts are unknown to Guarantor or ha a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment or non-performance of the Obligations.

     3.4 If Guarantor at any time becomes insolvent or admits in writing the inability to pay their debts as they mature, or generally falls to pay Guarantor's debts as they mature, or apply for, consent to or acquiesce in the appointment of a trustee, receiver, liquidator, assignee, sequestrator or other similar official for Guarantor or any of Guarantor's property; or, in the absence of such application, consent or acquiescence, a trustee, receiver, liquidator, assignee, sequestrator or other similar official is appointed for Guarantor, or for a substantial part of Guarantor's property and is not discharged within ninety (90) day-; or if any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy, admiralty or insolvency law or at common law or in equity is instituted by or against Guarantor, or remains for ninety (90) days undismissed, and if any such event shall occur at a time when any of the Obligations may not be then due and payable, then Guarantor will pay to Lender forthwith the whole then unpaid amount of the Note (together with any other sums due under the Loan Documents herein called the Unpaid Amount.), whether or not then due and payable, as if such Unpaid Amount were then due and payable. Furthermore, in any such event Lender, irrespective of whether any demand shall have been made on Guarantor, Borrower or any other Obligor, by intervention in or initiation of proceedings relative to Guarantor, Guarantor'. creditors or Guarantor's property, may file and prove a claim or claims for the whole Unpaid Amount or any portion thereof and file such other papers or documents as may be necessary or advisable in order to have such claim allowed in such proceedings and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Lender.

     3.5 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which Lender might otherwise be entitled.

     3.6 Anything else contained herein to the contrary notwithstanding' Lender, from time to time, without notice to Guarantor, may take all or any of the following actions without in any manner affecting or impairing the liability of Guarantor hereunder: (a) receive or accept a lien or a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) receive or accept the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations; (c) renew, extend or otherwise change the time for payment or performance of the Obligations; (d) release of compromise any liability of Guarantor hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) exchange, enforce, waive, release and apply any Collateral and direct the order or manner of sale thereof as Lender may in its discretion determine; (f) resort to Guarantor for payment of any Obligations, whether or not Lender shall proceed against any other party primarily or secondarily liable on any of the Obligations; and (g) agree to any amendment, modification or alteration of the Loan Documents and/or exercise any of its rights conferred by the Loan Documents or by law.

     3.7 No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding on Lender except as expressly set forth in writing, duly signed and delivered on behalf of Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of Guarantor under this Guaranty.

     3.8 If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, or bankruptcy of Borrower), such Obligations, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this Guaranty shall continue to be effective or be reinstated, as the case may be, a" to such Obligations, all as though such application by Lender had not been made.

     3.9 Until all the Obligations have been paid and performed in full, Guarantor shall have no right of subrogation and hereby waives any right to participate in any of the collateral for the Obligations.

     3.10 It is not necessary for Lender to inquire into the powers of Borrower or its trustees or agents purporting to act on its behalf and the Obligations are hereby guaranteed notwithstanding the lack of power or authority on the part of Borrower or anyone acting on its behalf to incur the Obligations.

                                   ARTICLE IV

                             GUARANTOR'S WARRANTIES

     4.1 Guarantor represents and warrants to Lender that:

          (a) Guarantor, Nicholas St. Laurent, Alexander St. Laurent and Georges St. Laurent, III are the sole Shareholders of the Borrower.

          (b) The execution, delivery and performance by Guarantor of this Guaranty does not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Guarantor or Guarantor's activities or properties or conflict with, or result in any default under any agreement or instrument of any kind to which Guarantor is a party or by which Guarantor or Guarantor's properties may be bound or affected.

          (c) Neither the execution and delivery by Guarantor of this Guaranty nor the performance by Guarantor hereunder requires the consent, approval, order or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign.

          (d) This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

          (e) There is no action, litigation or other proceeding pending or, to Guarantor's best knowledge, threatened against Guarantor before any court, arbitrator or administrative agency which may have an adverse effect on Guarantor's assets, businesses, or financial condition or which would prevent, hinder or Jeopardize Guarantor's performance under this Guaranty.

          (f) Guarantor is fully familiar with all of the covenants, terms and conditions of the Loan Documents and has reviewed such documents personally and with counsel.

          (g) Except as may be set forth in the written financial statements Presented by Guarantor to Lender. Guarantor is not a
party to any contract, agreement, indenture or instrument or subject to any restriction which individually or in the aggregate require any obligations of Guarantor to be performed as of the date hereof or as a result of executing this Guaranty, which might adversly affect Guarantor's financial condition or businesses, or which would in any way jeopardize the ability of Guarantor to perform hereunder.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     5.1 All the covenants, stipulations, promises and agreement. contained in this Guaranty by or on behalf of Guarantor are for the benefit of Lender, its successors or assigns and shall bind Guarantor, Guarantor's heir-, executors, personal representatives, successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Loan Documents and/or the Collateral, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Guaranty in full, by suit or otherwise, for its own benefit. Guarantor agrees for the benefit of any such assignee or transferee that Guarantor's obligations hereunder shall not be subject to any reductions, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

     5.2 All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed to all parties hereto at the address designated for each party beside its signature or at such other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above. Failure to give notice to persons designated as also receiving copies of such notices shall not affect the validity of such notice if proper notice is effected with respect to the primary party to receive same.

     5.3 Terms used and not otherwise defined herein shall have the same meanings given thereto in the Loan Documents.

     5.4 This Guaranty has been delivered and accepted in Miami, Florida. This Guaranty shall in all respects be governed by and construed and enforced in accordance with the internal, substantive laws of the State of Florida.
Guarantor: (a) hereby irrevocably submits himself to the process and jurisdiction of the courts of the State of Florida and to the venue in and for the County of Dade, for the purpose of suit, action or other proceedings arising out of or relating to this Guaranty or the subject matter hereof brought by Lender; and (b) without limiting the generality of the foregoing, hereby waive and agree not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Guarantor is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

     5.5 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such Jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and no such prohibition or unenforceability shall invalidate or render unenforceable such provision in any other jurisdiction.

     5.6 None of the provisions of this Guaranty shall be limited to any particular period of time, but rather all such provision. shall continue absolutely, unconditionally and irrevocably until all the terms, covenants, conditions and Obligations set forth in the Loan Documents have been fully performed by Borrower; and Guarantor shall not be released from any duty, obligation or liability hereunder so long as there is any claim of Lender against Borrower arising out of the Loan Documents.

     5.7 This Agreement may be executed in any number of counterparts, each of which shall have the force and effect of an original.

                                   ARTICLE VI

                                   TERMINATION

     6.1 Upon an "IPO Event" Guarantor's liability hereunder shall extinguish. For purposes of this Section 6.1, the term "IPO Event" means that Borrower has an effective registration statement filed with the Securities Exchange Commission for the public sale of voting common stock of Borrower.

     IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the day and year first above written.

ADDRESS FOR NOTICES TO                      "GUARANTOR"
GUARANTOR:

8807 Northwest 23rd Street
Miami, Florida 33172                        /S/ William C. St. Laurent
Attn: William St. Laurent                   ------------------------------------
                                            William C. St. Laurent



                                            /S/ Wendy Ann Moore St. Laurent
                                            ------------------------------------
                                            Wendy Ann Moore St. Laurent

ADDRESS FOR NOTICES TO LENDER:               "LENDER"

917 Tahoe Boulevard
Suite 300H                                   MERIS FINANCIAL INCORPORATED,
Incline Village, Nevada 89451                a Nevada corporation
Attn:  Nicho1as Meris

WITH A COPY TO:

Laura A. Short, Esq.                         By:________________________________
Morrison & Hecker                            Nicholas S. Meris
2800 North Central Avenue                    President
Suite 1600
Phoenix. Arizona 85004-1047

STATE OF __________________ )
                             ) ss
County of _________________  )

     The foregoing instrument was acknowledged before me this _____ day of _______________________, 1995, by Nicholas S. Meris, the President of Meris Financial Incorporated, a Nevada corporation, on behalf of the Corporation.


                                             -----------------------------------
                                             Notary Public

My Commission Expires:

----------------------------------

STATE OF FLORIDA )
                 ) ss
County of Dade   )


     The foregoing instrument was acknowledged before me this 28 day of October, 1995, by WILLIAM C. ST. LAURENT AND WENDY ANN MOORE ST. LAURENT.

                                             /S/ Linda G. Odon
                                             -----------------------------------
                                             Notary Public
My Commission Expires:


----------------------------------


OFFICIAL NOTARY SEAL
   LINDA G. ODOM
 COMMISSION NUMBER
      CC437527
 MY COMMISSION EXP.
     FEB. 7,1999

                                   Exhibit "A"

                            Description of Collateral

personal 'guaranty of William St. Laurent

personal guaranty of Georges St. Laurent III

corporate/limited liability company guarantee of the 3 Brazilian entities: (1) VITECH-VITORIA TECNOLOGIA S.A., (2) BAHIATECH-BAHIA TECNOLOGIA LTDA., and (3) MULTISHOW-PRODUCTOS DE INFORMATICA E TELECOMMUNICACOES LTDA. (collectively, the "Brazilian Entities collateral assignment of the beneficial rights under the following option agreements:

     a. option from Maria Aparecida Caldas in favor of Vitech for her 9 quotas representing a 60% interest in Multishow Produtos de Informactica e Telecomunicacoes Ltda. ("Multishow").

     b. option from Georges St. Laurent, I7I in favor of Vitech for all but .01% of his quotas representing a right to purchase a 39.99% interest in Multishow.

     c. option from Georges St. Laurent, III in favor of Vitech for all of his shares (ordinary and preferred, currently owned or acquired in the future) in Vitech Vitoria Tecnologia S.A. ("Vitoria").

     d. option from William St. Laurent in favor of Vitech for all of his shares (ordinary and preferred, currently owned or acquired in the future) in Vitoria.

     e. option from Nicolas St. Laurent in favor of Vitech for his 51 quotas representing a S1% interest in Bahiatech Bahia Tecnologia Ltda. ("Bahiatech").

     f. option from William St. Laurent in favor of Vitech for all but .01% of his quotas representing a right to purchase a 48.99% interest in Bahiatech.

security interest in the fixed assets of the Brazilian Entities (excluding inventory and accounts receivable)

second lien mortgage on real property Vitoria security interest in the fixed assets of Borrower pledge by Georges St. Laurent, III, William St. Laurent, Nicholas St. Laurent and Alexander St. Laurent (the "St. Laurents.) of their stockholdings in Borrower pledge by the St. Laurents of their ownership interests in the Brazilian
Entities

pledge of keyman life insurance on the St. Laurents

                             UNCONDITIONAL GUARANTY

     This Unconditional Guaranty (the "Guaranty") is made and entered into this 28 day of October, 1995, by and between GEORGES ST. LAURENT, III, an unmarried man ("Guarantor") and MERIS FINANCIAL INCORPORATED, a Nevada corporation (blenders).

RECITALS:

     Contemporaneously with this Guaranty, Lender is making a loan to Vitech America, Inc., a Florida corporation ("Borrower"), in the original principal amount of Two Million Dollar ($2,000,000.~) (the "Loan.), which loan is evidenced by a Promissory Note (the "Note") dated of even date herewith executed by Borrower to the order of Lender. The Loan is secured by the collateral and security instruments listed on the attached Exhibit "A" (the "Collateral"). All documents and instruments evidencing or securing the Loan are hereinafter referred to as the "Loan Documents".

AGREEMENT: For good and valuable consideration , the receipt and sufficiency of which are hereby acknowledged and confessed by Guarantor, Guarantor hereby unconditionally covenants and agrees with Lender as follows:

                                    ARTICLE I

                                    GUARANTEE

     1.1 Guarantor jointly, severally, and unconditionally guarantees the full, timely and faithful payment, performance and compliance by Borrower of and with all the terms, covenants, conditions, agreements and provisions of the Loan Documents (collectively, the "Obligations).

     1.2 If Borrower or Guarantor defaults in the performance of any of the Obligations, then within: (a) five days after written notice from or on behalf of Lender to the effect that there exists such a default and identifying the Obligations which Borrower or Guarantor has failed to pay or perform, or (b) such unexpired grace period, if any, as Borrower or Guarantor may then have remaining under the appropriate documents to cure such default before it becomes an "event of default" (as the term may be defined under such document), whichever period is longer, Guarantor, as demanded by Lender, will pay such Obligations (including any amount which may have been accelerated as a result of Borrower or Guarantor 'a default) to Lender at its offices at 917 Tahoe Boulevard, Suite 300H, Incline Village, Nevada 89451 or such other address a. Lender may by-notice direct-, or will provide Lender with evidence of the performance of the Obligations which Borrower has failed to perform. If Guarantor fails to pay any sums due Lender hereunder within the period applicable pursuant to the terms of the preceding sentence, then, as to Guarantor, such sums shall bear interest at the Default Rate (the term default Rates shall have the name meaning as ascribed to such term in the Note) in lieu of the interest rate otherwise applicable thereto. Further, if Guarantor shall fail to pay any amount or perform any obligation properly due Lender hereunder, Lender may institute and pursue an action or proceeding to judgment or final decree and may enforce any such judgment or final decree against Guarantor and collect in the manner provided by law out of Guarantor's property, wherever situated, the monies adjudged or decreed to be payable.

                                   ARTICLE II

                                  SUBORDINATION

     2.1 Guarantor subordinates all of Guarantor's liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Borrower and/or Borrower 'a property resulting from Borrower's present and future indebtedness to Guarantor (the "Subordinated Indebtedness"), and agrees that all liens, security interests, claims and rights of any kind that Guarantor may now have or hereafter acquire against Borrower and Borrower's property resulting from the Subordinated Indebtedness shall be subordinate, inferior and subject to the claims and right. of Lender against Borrower and/or Borrower's property under the terms of any of the Loan Documents, whether direct or contingent or whether now or hereafter created. Guarantor grants to Lender a security interest in the Subordinated Indebtedness, which shall be collected, enforced and received by the holder(s) thereof for Lender and be paid over to Lender on account of the obligations, but without reducing or affecting in any manner the liability of Guarantor under any of the other provisions of this Guaranty; Provided, however, that unless an Event of Default has occurred and is continuing, Guarantor may retain for their own account reasonable salaries or fees ~for services actually rendered to Borrower. Notwithstanding anything herein to the contrary, if any portion of the Subordinated Indebtedness becomes due and payable prior to its stated maturity, Lender shall be entitled to receive full performance of the Obligations before the holder(s) thereof are entitled to receive any payment with respect to the Subordinated Indebtedness.

     2.2 Guarantor will not take any action which will either (i) force the sale of Borrower's property in order to satisfy the Subordinated Indebtedness or (ii) affect in any manner any and all of Lender's liens, security interests, claims or rights of any kind that Lender may now have or hereafter acquire against Borrower and/or Borrower's property. Guarantor will refrain from taking any action which is in any way inconsistent with or in derogation of this subordination or of the rights of Lender hereunder and covenants to perform such further acts as necessary or appropriate to give effect to this subordination. Without limiting the generality of the foregoing, Guarantor will not assign any portion of the Subordinated Indebtedness, except expressly subject to the terms of this Guaranty; and Guarantor shall cause all evidence of the Subordinated Indebtedness to "et forth the provisions hereof or to bear a legend that it is subject hereto.

                                   ARTICLE III

                        GENERAL COVENANTS AND WAIVERS OF
                    GUARANTOR: REMEDIES AND RIGHTS OF LENDER

     3.1 Neither failure to give, nor defect in, any notice to Guarantor concerning default in the performance of the Obligations, an Event of Default or any event which might mature into an Event of Default shall extinguish or in any way affect the obligations of Guarantor hereunder or the rights of Lender hereunder. Neither demand on, nor the pursuit of any remedies against, Borrower or any other guarantor of or surety for the Obligations ("Obligor") shall be required as a condition precedent to, and neither the pendency nor the prior termination of any action, Suit or proceeding against Borrower or any other Obligor (whether for the same or a different remedy) shall bar or prejudice, the making of a demand on Guarantor by Lender and the commencement against Guarantor, before or after such demand, of any action, suit or proceeding, at law or in equity, for the specific performance of any covenant or agreement contained in the Loan Documents or for the enforcement of any other appropriate legal or equitable remedy.

     3.2 The liability of each party named as a Guarantor hereunder is continuing, primary, direct, immediate, and joint and several with Borrower, each other party named as a Guarantor hereunder and each and every other Obligor. Neither (a) the exercise or the failure to exercise by Lender of any rights or remedies conferred on it under the Loan Documents, hereunder or existing at law or otherwise, or against any Collateral, (b) the commencement of an action at raw or the recovery of a judgment at law against Borrower or any other Obligor and the enforcement thereof through levy or execution or otherwise, (c) the taking or institution or any other action or proceeding against Borrower or any other Obligor, nor (d) any delay in taking, pursuing or exercising any of the foregoing actions, rights, powers or remedies (even though requested by Guarantor, by Lender or anyone acting for Lender), shall extinguish or affect the obligations of Guarantor hereunder, but Guarantor shall be and remain liable for all Obligations until fully paid, notwithstanding the previous discharge (total or partial) from further liability of Borrower or any other Obligor or the existence of any bar (total, partial or temporary) to the pursuit by Guarantor of any right or claim to indemnity against Borrower or any other Obligor or any right or claim of Guarantor or any other Obligor to be subrogated to the rights or claims of Lender in and to the Collateral resulting from any action, Failure or omission to act or delay in acting by Lender, or anyone entitled to act in its place.

     3.3 Except as expressly set forth herein in this or any other Loan Document, Guarantor hereby expressly waives: (a) notice of the acceptance by Lender of this Guaranty; (b) notice of the existence, creation or nonpayment of all or any of the Obligations; (e) presentment, protest, demand, notice of dishonor, protest and all other notices whatsoever; (d) all diligence in collection or protection of or realization on the Obligations of any thereof, any obligation hereunder, or any security for or guarantee of any of the foregoing; (e) any and all suretyship defenses and defenses in the nature thereof; (f) the claim that the Loan Documents were not duly authorized and executed by Borrower or are not legal, valid -and binding instruments, enforceable in accordance with their terms; (g) any right to raise the defense of the statute of limitations in any action hereunder or for the collection of the Obligations; (h) any right to raise any defense by reason of incapacity, lack of authority, death or disability of or revocation hereof by any other guarantor of the failure of Lender to file or enforce a claim against the estate (probate, bankruptcy or any other proceeding) of any other guarantor;
(i) any right to raise any defense based upon an election of remedies by Lender; and (I) any right to impose any duty on the part of Lender to disclose to Guarantor any facts it may now or hereafter know about Borrower, regardless of whether Lender has reason to believe that such facts are unknown to Guarantor or ha a reasonable opportunity to communicate such facts to Guarantor, it being understood and agreed that Guarantor is fully responsible for being and keeping informed of the financial condition of Borrower and of all circumstances bearing on the risk of non-payment or non-performance of the Obligations. .

     3.4 If Guarantor at any time becomes insolvent or admits in writing the inability to pay their debts as they mature, or generally falls to pay Guarantor's debts as they mature, or apply for, consent to or acquiesce in the appointment of a trustee, receiver,- liquidator, assignee, sequestrator or other similar official for Guarantor or any of Guarantor's property; or, in the absence of such application, consent or acquiescence, a trustee, receiver, liquidator, assignee, sequestrator or other similar official is appointed for Guarantor, or for a substantial part of Guarantor's property and is not discharged within ninety (90) days; or if any bankruptcy, reorganization, debt arrangement or other proceeding under any bankruptcy, admiralty or insolvency law or at common law or in equity is instituted by or against Guarantor, or remains for ninety (90) days undismissed, and if any such event shall occur at a time when any of the Obligations may not be then due and payable, then Guarantor will pay to Lender forthwith the whole then unpaid amount of the Note (together with any other sums due under the Loan Documents herein called the Unpaid Amount.), whether or not then due and payable, as if such Unpaid Amount were then due and payable. Furthermore, in any such event Lender, irrespective of whether any demand shall have been made on Guarantor, Borrower or any other Obligor, by intervention in or initiation of proceedings relative to Guarantor, Guarantor's creditors or Guarantor's property, may file and prove a claim or claims for the whole Unpaid Amount or any portion thereof and file such other papers or documents as may be necessary or advisable in order to have such claim allowed in such proceedings and to collect and receive any monies or other property payable or deliverable on any such claim, and to distribute the same; and any receiver, assignee or trustee in bankruptcy or reorganization is hereby authorized to make such payments to Lender.

     3.5 The benefits, remedies and rights provided or intended to be provided hereby for Lender are in addition to and without prejudice to any rights, benefits, remedies or security to which -Lender might otherwise be entitled.

     3.6 Anything else contained herein to the contrary notwithstanding, Lender, from time to time, without notice to Guarantor, may take all or any of the following actions without in any manner affecting or impairing the liability of Guarantor hereunder: (a) receive or accept a lien or a security interest in any property to secure any of the Obligations or any obligation hereunder; (b) receive or accept the primary or secondary liability of any party or parties, in addition to Guarantor, with respect to any of the Obligations; (c) renew, extend or otherwise change the time for payment or performance of the Obligations; (d) release of compromise any liability of Guarantor hereunder or any liability of any nature of any other party or parties with respect to the Obligations; (e) exchange, enforce, waive, release and apply any Collateral and direct the order or manner of sale thereof as Lender may in its discretion determine; (f) resort to Guarantor for payment of any Obligations, whether or not Lender "hall proceed against any other party primarily or secondarily liable on any of the Obligations; and (g) agree to any amendment, modification or alteration of the Loan Documents and/or exercise any of its rights conferred by the Loan Documents or by law.

     3.7 No delay on the part of Lender in the exercise of any right or remedy shall operate as a waiver thereof, and no single or partial exercise by Lender of any right or remedy shall preclude other or further exercise thereof or the exercise of any other right or remedy; nor shall any modification or waiver of any of the provisions of this Guaranty be binding on Lender except as expressly set forth in writing, duly signed and delivered on behalf of Lender. No action of Lender permitted hereunder shall in any way affect or impair the rights of Lender and the obligations of Guarantor under this Guaranty.

     3.8 If at any time all or any part of any payment theretofore applied by Lender to any of the Obligations is or must be rescinded or returned by Lender for any reason whatsoever (including, without limitation, the insolvency, or bankruptcy of Borrower), such Obligations, for purposes of this Guaranty, to the extent that such payment is or must be rescinded or returned, shall be deemed to have never been performed; and this Guaranty shall continue to be effective or be reinstated, as the case may be, as to such Obligations, all as though such application by Lender had not been made.

     3.9 Until all the Obligations have been paid and performed in full, Guarantor shall have no right of subrogation and hereby waives any right to participate in any of the collateral for the Obligations.

     3.10 It is not necessary for Lender to inquire into the powers of Borrower or its trustees or agents purporting to act on its behalf and the Obligations are hereby guaranteed notwithstanding the lack of power or authority on the part of Borrower or anyone acting on its behalf to incur the Obligations.

                                   ARTICLE IV

                             GUARANTOR'S WARRANTIES

     4.1 Guarantor represents and warrants to Lender that:

          (a) Guarantor, Nicholas St. Laurent, Alexander St. Laurent and Georges St. Laurent, III are the sole shareholders of the Borrower.

          (b) The execution, delivery and performance by Guarantor of this Guaranty does not and will not conflict with or contravene any law, rule, regulation, judgment, order or decree of any government, governmental instrumentality or court having jurisdiction over Guarantor or Guarantor's activities or properties or conflict with, or result in any default under any agreement or instrument of any kind to which Guarantor is a party or by which Guarantor or Guarantor's properties may be bound or affected.

          (c) Neither the execution and delivery by Guarantor of this Guaranty nor the performance by Guarantor hereunder requires the consent, approval, order or authorization of, or registration with, or the giving of notice to any governmental authority, domestic or foreign.

          (d) This Guaranty has been duly executed and delivered by Guarantor and constitutes a legal, valid and binding obligation of Guarantor enforceable against Guarantor in accordance with its terms.

          (e) There is no action, litigation or other proceeding pending or, to Guarantor's best knowledge, threatened against Guarantor before any court, arbitrator or administrative agency which may have an adverse effect on Guarantor's assets, businesses, or financial condition or which would prevent, hinder or jeopardize Guarantor's performance under this Guaranty.

          (f) Guarantor is fully familiar with all of the covenants, terms and conditions of the Loan Documents and has reviewed such documents personally and with counsel.

          (g) Except as may be set forth in the written financial statements presented by Guarantor to Lender, Guarantor is not a party to any contract, agreement, indenture or instrument or subject to any restriction which individually or in the aggregate require any obligations of Guarantor to be performed as of the date hereof off as a result of executing this Guaranty, which might adversely affect Guarantor's financial condition or businesses, or which would in any way jeopardize the ability of Guarantor to perform hereunder.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     5.1 All the covenants, Stipulations, promises and agreement. contained in this Guaranty by or on behalf of Guarantor are for the benefit of Lender, its successors or assigns and shall bind Guarantor, Guarantor's heirs, executors, personal representatives, successors and assigns. Lender, without notice of any kind, may sell, assign or transfer the Loan Documents and/or the Collateral, and in such event each and every immediate and successive assignee or transferee thereof may be given the right by Lender to enforce this Guaranty in full, by suit or otherwise, for its own benefit. Guarantor agrees for the benefit of any such assignee or transferee that Guarantor's obligations hereunder shall not be subject to any reductions, abatement, defense, set-off, counterclaim or recoupment for any reason whatsoever.

     5.2 All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier Service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed to all parties hereto at the address designated for each party beside its Signature or at much other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above. Failure to give notice to persons designated as also receiving copies of such notices shall not affect the validity of such notice if proper notice is effected with respect to the primary party to receive same.

     5.3 Terms used and not otherwise defined herein shall have the same meanings Given thereto in the Loan Documents.

     5.4 This Guaranty has been delivered and accepted in Miami, Florida. This Guaranty shall in all respects be governed by and construed and enforced in accordance with the internal, substantive laws of the State of Florida.
Guarantor: (a) hereby irrevocably submits himself to the process and jurisdiction of the courts of the State of Florida and to the venue in and for the County of Dade, for the purpose of suit, action or other proceedings arising out of or relating to this Guaranty or the subject matter hereof brought by Lender; and (b) without limiting the generality of the foregoing, hereby waive and agree not to assert by way of motion, defense or otherwise in any such suit, action or proceeding any claim that Guarantor is not personally subject to the jurisdiction of the above-named courts, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper.

     5.5 Any provision of this Guaranty which is prohibited or unenforceable in any jurisdiction shall, as to such Jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and no such prohibition or unenforceability shall invalidate or render unenforceable such provision in any other jurisdiction.

     5.6 None of the provisions of this Guaranty shall be limited to any particular period of time, but rather all such provisions shall continue absolutely, unconditionally and irrevocably until all the terms, covenants, conditions and Obligations "et forth in the Loan Documents have been fully performed by Borrower; and Guarantor shall not be released from any duty, obligation or liability hereunder so long as there is any claim of Lender against Borrower arising out of the Loan Documents.

     5.7 This Agreement may be executed in any number of counterparts, each of which shall have the force and effect of an original.

                                   ARTICLE VI

                                   TERMINATION

     6.1 Upon an "IPO Event" Guarantor's liability hereunder "hall extinguish. For purposes of this Section 6.1, the term "IPO Events means that Borrower has an effective registration statement filed with the Securities Exchange Commission for the public sale of voting common stock of Borrower.

        IN WITNESS WHEREOF, the parties hereto have executed this Guaranty as of the day and year first above written.

 ADDRESS FOR NOTICES TO                             "GUARANTOR"
 GUARANTOR:

 8807 Northwest 23rd Street
 Miami, Florida 33172 -                             /s/ Georges St. Laurent, III
                                                    ----------------------------
 Attn: Georges St. Laurent                          Georges St. Laurent, III

 ADDRESS FOR NOTICES TO LENDER:                     "LENDER"

917 Tahoe Boulevard
Suite 300H
Incline Village, Nevada 89451
Attn:. Nicholas Meris:

WITH A COPY TO:
Laura A. Short, Esq.
Morrison & Hecker
2800 North Central Avenue
Suite 1600
Phoenix, Arizona 85004-1047

STATE OF _______________ )
                         ) ss
County of ______________ )

MERIS FINANCIAL INCORPORATED, a Nevada corporation

By:

Nicholas S. Meris
President

The foregoing instrument was acknowledged before me this ____ day of __________, 1995, by Nicholas S. Meris, the President of Meris Financial Incorporated, a Nevada corporation, on behalf of the Corporation.


                                             ----------------------------------
                                             Notary Public

My Commission Expires:

----------------------------------

STATE OF FLORIDA )
                 ) ss
County of Dade   )

     The foregoing instrument was acknowledged before me this 28th day of October, 1995, by GEORGES ST. LAURENT, III.


                                             /s/ Linda G. Odom
                                             ----------------------------------
                                             Notary Public

My Commission Expires:

----------------------------------
OFFICIAL NOTARY SEAL
   LINDA G. ODOM
 COMMISSION NUMBER
      CC437527
 MY COMMISSION EXP.
     FEB. 7,1999

                                   Exhibit "A"

                            Description of Collateral

personal guaranty of William St. Laurent

personal guaranty of Georges St. Laurent III

corporate/limited liability company guarantee of the 3 Brazilian entities: (1) VITECH-VITORIA TECNOLOGIA S.A., (2) BAHIATECH-BAHIA TECNOLOGIA LTDA., and (3) MnLTISHOW-PRODUCTOS DE INFOKMATICA E TELECOMMUNICACOES LTDA. (collectively, the "Brazilian Entities.)

collateral assignment of the beneficial rights under the following option agreements:

     a. option from Maria Aparecida Caldas in favor of Vitech for her 9 quotas representing a 60% interest in Multishow Produtos de Informactica e Telecomunicacoen Ltda. ("Multishow~).

     b. option from Georges St. Laurent, III in favor of Vitech for all but .011 of his quotas representing a right to purchase a 39.99% interest in Multishow.

     c. option from Georges St. Laurent, III in favor of Vitech for all of his shares (ordinary and preferred, currently owned or acquired in the future) in Vitech Vitoria Tecnologia S.A. (editorial).

     d. option from William St. Laurent in favor of Vitech for all of his shares (ordinary and preferred, currently owned or acquired in the future) in Vitoria.

     e. option from Nicolas St. Laurent in favor of Vitech for his 51 quotas representing a 51% interest in Bahiatech Bahia Tecnologia Ltda. ("BahiatechN).

     f. option from William St. Laurent in favor of Vitech for all but .01% of his quotas representing a right to purchase a 48.99% interest in Bahiatech.

     g. option from Astra Com. Imp. Exp. Ltda. of its 79.180 shares of Class B Preferred stock in Vitoria.

security interest in the fixed assets of the Brazilian Entities (excluding inventory and accounts receivable)

second lien mortgage on real property Vitoria security interest in the fixed assets of Borrower pledge by Georges St. Laurent, III, William St. Laurent, Nicholas St. Laurent and Alexander St. Laurent (the "St. Laurents") of their stockholdings in Borrower pledge by the St. Laurents of their ownership interests in the Brazilian
Entities

pledge of keyman life insurance on the St. Laurents

                               SECURITY AGREEMENT

     THIS SECURITY AGREEMENT (the "Agreements) is made and entered into as of the 28 day of October, 1995, by and between MERIS FINANCIAL INCORPORATED, a Nevada corporation, whose address is 917 Tahoe Boulevard, Suite 300H, Incline Village, Nevada 89451 ("Secured Party"), and VITECH AMERICA, INC., a Florida corporation, whose address is 8807 Northwest 23rd Street, Miami, Florida 33172 ( "Debtor" ) .

                                    RECITALS

     A. Contemporaneously with this Security Agreement (this "Agreements), Secured Party is making a loan to Debtor in the original principal amount of Two Million Dollar (62,000,000.00) (the "Loan"), which loan is evidenced by a Promissory Note (the "Note") dated of even date herewith executed by Borrower to the order of Lender.

     B. Secured Party desires to secure Debtor's obligations under the Note pursuant to the terms and conditions of this Agreement.

AGREEMENT:

     For good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, Secured Party and Debtor hereby agree as follows:

     1. Definitions.

     1.1 "Collateral" means and includes all of Debtor's right, title and interest in and to the property described on the attached Exhibit "A".

     1.2 "Loan Documents" means all of those instruments and documents evidencing or securing the Loan.

     1.3 "Obligations" means and includes the Loan, any additional loans as may hereafter be made by Secured Party to Debtor, and all liabilities, obligations, covenants and duties of Debtor to Secured Party of every kind, nature and description whether or not arising out of the Loan Documents, or by oral agreement or operation of law and whether or not for the payment of money, direct or indirect, absolute or contingent, due or to become due, liquidated or unliquidated, now existing or hereafter arising, including, without limitation, all interest and Secured Party's Costs which Debtor is required to pay or reimburse to Secured Party by the Loan Documents, by law or otherwise.

     1.4 "Secured Party's Costs" means and includes: all filing, recording, and search fees, all reasonable costs and expenses incurred by Secured Party in any manner or way with respect to Secured Party's enforcement of its rights and remedies under this Agreement, or defending this Agreement or its security interest in the Collateral; expenses in connection with selling, preparing for sale and advertising to sell the Collateral, whether or not Whale is consummated; and all reasonable attorney'= fees and expenses incurred by Secured Party as provided for in this Agreement.

     1.5 Any and all terms used in this Agreement shall be construed and defined in accordance with the meaning and definition of such terms under and pursuant to the Florida Uniform Commercial Code, as amended from time to time (hereinafter referred to as the "Code").

     2. Creation and Perfection of Security Interest.

     2.1 Debtor does hereby grant to Secured Party a security interest in the Collateral to secure the prompt payment and performance by Debtor of the Obligations. Debtor doe. hereby agree that until all Obligations of Debtor to Secured Party have been fully paid and satisfied, Secured Party shall have a perfected security interest in the Collateral.

     2.2 Debtor shall, at the request of Secured Party, execute from time to time all financing statements, continuation statements, assignments, affidavits, reports, notices, letters of authority and any other documents that Secured Party may request, in form satisfactory to Secured Party, to perfect and maintain Secured Party's security interest in the Collateral and in order to fully consummate all of the transactions contemplated under the Loan Documents. Debtor hereby irrevocably makes, constitutes and appoints Secured Party (and any agents designated by Secured Party) as Debtors true and lawful attorney with power to sign the name of Debtor on any financing statements, continuation-statements, security agreements, assignments, affidavits, letters of authority, notices or other similar documents which must be executed and/or filed in order to perfect or continue the perfection of Secured Party's security interest in the Collateral.

     2.3 Debtor authorizes Secured Party and Secured Party shall have the right at any time or times to verify any matter relating to the Collateral in the name of Debtor or Secured Party.

     2.4 Debtor does hereby irrevocably designate, make, constitute and appoint Secured Party, and any agents designated by Secured Party, as Debtor's true and lawful attorney, with the power to be exercised by Secured Party as it may, in its sole discretion, determine, in Debtor's or Secured Party's name and at Debtor's expense, upon the occurrence of an event of default under this Agreement, to sign Debtor's name on any document relating to the Collateral. Secured Party shall not be obligated to do any of the acts or exercise any of the powers hereinabove authorized, but, if

Secured Party elects to do any such act or exercise any of the foregoing powers, it may do so in any manner or means as it may determine, and it shall not be liable to Debtor for any error in judgment or mistake of fact or law, excepting willful misconduct or bad faith. This power being coupled with an interest, is irrevocable until all Obligations of Debtor to Secured Party are fully paid and satisfied. All acts by or on behalf of Secured Party pursuant hereto are hereby ratified and approved by Debtor.

     3. Rights to the Collateral.

     3.1 If the Collateral or any part thereof, is sold, transferred, exchanged or otherwise disposed of, the security interest of Secured Party shall extend to the proceeds payable to Debtor and all such amounts shall be payable directly to Secured Party up to the amount of the Obligations, including all accrued interest and any other charges payable with respect to the Obligations. Nothing contained in this Agreement shall be construed to authorize a sale, exchange or any other disposition of the Collateral.

     3.2 Notwithstanding the preceding, so long as Debtor is not in default hereunder, Debtor shall have the right to sell inventory in the ordinary course of business and to use and consume any materials or supplies, the use and consumption of which is necessary in order to carry on Debtor's business. The security interest granted hereunder shall attach to all proceeds of all sales or other dispositions of the inventory.

     d. Debtor's Representations.

     4.1 Until all Obligations of Debtor to Secured Party have been fully paid and satisfied, Debtor does hereby warrant and represent that:

               a. It is corporation, duly organized, validly existing and in good standing under the laws of the State of Florida.

               b. The address stated herein is the principal place of business of Debtor and the place where Debtor maintains, and will continue to maintain, all books and records of Debtor, as well as all Collateral. Debtor "hall not remove any Collateral from the address stated herein unless Debtor notifies Secured Party in writing prior to its removal and Secured Party consents in writing in advance of its removal to another location.

               c. It is the true and lawful owner of the Collateral and has the right and power and is duly authorized to grant a security interest therein to Secured Party.

               d. The execution, delivery and performance hereof does not constitute a default under any indenture, agreement or undertaking to which Debtor is now or hereafter a party or by which it is or will be bound.

               e. There are no actions or proceedings pending by or against Debtor or in any court or administrative agency and Debtor has no knowledge of any pending, threatened or imminent litigation, governmental investigation or claim, complaint, action or prosecution involving Debtor and if any of the foregoing arise during the term of this Agreement, Debtor shall immediately notify Secured Party in writing with respect thereto.

               f. With respect to all Collateral, Secured Party's security interest therein is now and shall hereafter at all times constitute a perfected, chaste, and first security interest in the Collateral and in not now and will not hereafter become Subordinate or junior to the security interest, lien, encumbrance or claim of any person. Other than the Security interest granted herein, Debtor is the sole owner of the Collateral and the Collateral is held by Debtor free from any adverse claim of ownership, lien, security interest or other encumbrance and Debtor ~hall, at it" own expense, defend the Collateral and the proceeds thereof against any claim or demand of another person at any time claiming an interest in the Collateral or proceeds.

               g. Except as expressly permitted in this Agreement, Debtor agrees that it will not sell, assign, transfer, encumber, grant any other security interest in, or dispose of the Collateral in any manner whatsoever, or any portion thereof, or any interest therein, or attempt to do so, without the prior written consent of Secured Party, which may be given or withheld in its sole and complete discretion. many attempt to do so shall be void and of no effect whatsoever, shall be a default hereunder. Debtor further agrees not to do any act which shall in any manner impair or invalidate the security interest created hereunder.

               h. All representations and warranties made to Secured Party in connection with this Agreement are true and correct as of the date hereof and all other information furnished to Secured Party at any time by or on behalf of Debtor was and will be when furnished complete and correct in all material respects.

     4.2 Each warranty, representation and agreement contained in this Agreement shall be conclusively presumed to have been relied upon by Secured Party regardless of any investigation made or information possessed by Secured Party.

     4.3 In the event Debtor at any time becomes aware of a breach of any of the foregoing representation. or warranties, Debtor shall forthwith give written notice thereof to Secured Party.

     5. Indemnification. Debtor agrees to indemnify Secured Party for, and save it harmless from, any and all liability arising from any obligation that might accrue to the Secured Party from this Agreement, and from any claim or action disputing Secured Party's interest in the Collateral. This Agreement shall not in any way constitute an assumption by Secured Party of any obligations or liability of Debtor with respect to the Collateral.

     6. Preservation and Maintenance of the Collateral. Debtor shall, at its own expense, (i) keep and maintain the Collateral in good condition and repair; (ii) keep it free from all liens, encumbrances and security interests (other than those created or expressly permitted by this Agreement); and (iii) defend it against all claims and legal proceedings by persons other than Secured Party. Debtor shall not (a) commit or permit waste, (b) remove any Collateral from its present location, (c) use any of the Collateral in violation of any applicable law, regulation or policy of insurance, or (d) permit the Collateral to become a fixture or an accession, except as specifically authorized in this Agreement. Debtor shall immediately notify Secured Party in writing of any loss or damage to the Collateral.

     7. Taxes and Insurance. Debtor shall pay when due all taxes or licenses imposed by any lawful authority upon the Collateral and will keep the Collateral insured against such risks, in such amounts and with such insurers as Secured Party may, from time to time, require. Debtor agrees to deliver to Secured Party a loss payable endorsement indicating that the policy is payable to Secured Party in the event of loss and providing for thirty (30) days cancellation notice to Secured Party. Debtor assigns to Secured Party the proceeds of all such insurance and authorizes Secured Party, as its attorney in fact, to adjust or settle any claim under said policy, or cancel the same, and endorse the name of Debtor on any instrument for said proceeds or refund and, at the option of Secured Party, to apply said proceeds to any Obligations of Debtor to Secured Party or to the restoration of the Collateral returning any excess to Debtor. In the event Debtor fails to (i) pay any taxes when due; (ii) procure and pay for the required insurance; (iii) discharge any prior lien, encumbrance or claim, or
(iv) take any other action as required by this Agreement; then in such event Secured Party may, at its option, advance any sum necessary for the protection or preservation of the Collateral or its security interest therein, and the amount no paid or incurred by Secured Party, together with interest thereon at the rate of eighteen percent (18%) per annum shall become due and payable on demand by Debtor to Secured Party and shall be secured by the Collateral.

     8. Inspection of Collateral. Secured Party shall at all reasonable times, and from time to time, have the right, by or through any of its officers, agents, employees or attorneys, to enter upon Debtor's premises where it conducts business or such other place where the Collateral is located (collectively, the "Premises"), for the purpose of inspecting, examining or taking possession of the Collateral. Upon request of Secured Party, a physical listing of the Collateral shall, without cost to Secured Party, be-prepared by Debtor and delivered to Secured Party within twenty (20) days following the request.

     9. Environmental Laws. Debtor shall maintain the Premises, the operations conducted thereon and the uses made thereof, and the other Collateral in compliance with all applicable federal, state or local statute, ordinance, code, order, requirement, law, rule or regulation relating to environmental, occupational health or safety or other matters. Without limiting the generality of the foregoing, Debtor shall generate, store, dispose of and release hazardous waste, hazardous substances and/or oil on any of the Premises only in full compliance with all applicable federal, state and local laws, rules, regulations or ordinances, and Debtor shall permit no generation, storage, disposal or release of such waste, substances or oil on the Premises by any other person. For the purposes of this paragraph, "hazardous waste" and "hazardous substance" shall have the meanings set forth in the Resource Conservation and Recovery Act, 42 U.S.C. (SS) 6901, et seq. (the "Conservation Act"), and the Comprehensive Environmental Response, Compensation, and Liability Act, 42 U.S.C. SS 9601, et seq. ("CERCLA"), as such statutes may be amended, or as defined in any federal or state regulations adopted pursuant to or in furtherance of such Acts. "Oil" shall be defined as petroleum, or any petroleum products, in any form. Neither the Collateral nor the Premises shall be used at any time so as to cause a violation of or to give rise to a removal or restoration obligation under any statute, ordinance, order, decree or under the common law of any state, federal, municipal or other governmental body or agency having jurisdiction over the Premises or the Collateral including, without limitation, the Conservation Act and CERCLA or any similar law, rule, regulation, order, judgment or decree; nor shall Debtor permit any such violation or obligation to be created by the removal of any hazardous waste, hazardous substance and/or oil from the Premises by the disposition of such-removed hazardous waste, hazardous substance and/or oil or by reason of the discontinuance of operations of any business conducted on the Premises. Debtor shall indemnity and hold Secured Party harmless from and against all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, charges and expenses, including reasonable attorney's fees which may be imposed upon or incurred by or asserted against Secured Party, the Collateral or the Premises arising from Debtor's breach or alleged breach of the covenants contained herein.

     10. Authority of secured Party to Perform for Debtor. If Debtor fails to act as required by this Agreement or the Loan Documents, Secured Party is authorized, in Debtor's name or otherwise, to take any such action including without limitation signing Debtor's name or paying any amount so required, and the cost shall be one of the Obligations secured by this Agreement and shall be payable by Debtor upon demand with interest at the rate of eighteen percent (18%) per annum from the date of payment by Secured Party.

     11. Events of Default. The happening of any one or more of the following events (and the expiration of any applicable cure period) shall constitute an Event of Default hereunder:

     11.1 Debtor fails to pay when due and payable or declared due and payable, any of Debtor's Obligations (whether of principal, interest, reimbursement of Secured Party's Costs, or otherwise):

     11.2 Debtor fails or neglects to perform, keep or observe any material term, provision, condition, or covenant contained in this Agreement, or any other present or future agreement between Debtor and Secured Party;

     11.3 The filing of an involuntary petition under the United States Bankruptcy Code or any other federal or state bankruptcy statute, as now in effect or as hereafter amended, against Debtor, or if Debtor shall allow the appointment of a receiver, trustee, conservator or liquidator of all or any part of the Collateral, or if any of the Collateral be levied upon by virtue of any execution, attachment, tax levy or other writ, or if liens be filed against the Collateral, and such involuntary petition, appointment, levy, or filing, as the case may be, shall not be released, stayed, bonded or insured against in favor of Secured Party, satisfied or vacated within sixty (60) days after the occurrence thereof;

     11.4 The abandonment of all or any part of the Collateral;

     11.5 The breach of any warranty, representation or certification given in connection herewith, or in connection with any of the Loan Documents;

     11.6 The filing by Debtor of a petition under the United States Bankruptcy Code or any other federal or state bankruptcy statute, as now in effect or as hereafter amended, or if Debtor shall make an assignment for the benefit of its creditors or be unable, whether or not admitted, to pay its debts as they become due:

     11.7 The filing of any foreclosure or forfeiture proceeding with respect to any other lien on the Collateral, whether junior or senior to this Agreement, which foreclosure or forfeiture proceeding is not dismissed or released within thirty (30) days;

     11.8 The transfer of the Collateral, voluntarily or involuntarily, in violation of the terms of this Agreement:

     ll.9 The failure of Debtor to pay, before delinquent, any taxed, assessments, fees, charges, expenses or encumbrances created, levied, or assessed upon or relating to the Collateral (without any requirement for notice by Secured Party that such payment is due); and

     11.10 Any repudiation by Debtor of any Obligation.

     12. Default Remedies. In the event of a default by Debtor under this Agreement, Secured Party may, at its election, without notice of its election and without demand upon Debtor or any guarantor, do any one or more of the following, all of which are authorized by Debtor:

     12.1 Declare Debtor's Obligations immediately due and payable.

     12.2 Exercise any and all of the rights accruing to a secured party under the Code and any other applicable law.

     12.3 Advance any sum or take such action as Secured Party considers necessary or reasonable to protect and preserve its security interest in the Collateral.

     12.4 Secured Party may, for the account of Debtor and at Debtor's expense:
(a) operate, use, consume, rent, sell, or dispose of the Collateral as Secured Party deems appropriate for the purpose of performing any and all of the Obligations secured by this Agreement; (b) enter into any agreement, compromise or settlement including the settlement of the insurance claims, which Secured Party may deem desirable or proper with respect to any or all of the Collateral;
(c) endorse, deliver evidences of title for, receive, enforce and collect by legal action or otherwise, any or all indebtedness and obligations now or hereafter owed to Debtor in connection with or on account of any or all of the Collateral; and (d) perform any of the obligations secured by thin Agreement.

     12.5 Secured Party shall have the immediate right and Debtor authorizes and empowers Secured Party or its legal representatives, (without notice or process of law), to enter upon the Premises and repossess the Collateral. In addition, Secured Party may require Debtor to assemble the Collateral and make it available to Secured Party at a place so designated by Secured Party. Further, Secured Party may remove the Collateral from the Premises and then sell or cause to be sold all or any part of the Collateral at such time and place as shall be determined by Secured Party, at public or private sale, at such price as Secured Party shall deem acceptable, for cash, on credit or future delivery, without demand of performance or advertisement and after ten (10) days prior written notice to Debtor of its intention to sell, which notice shall contain the time and place of sale or the time after which sale or other disposition is to be made and which period shall constitute reasonable notice under the Uniform Commercial Code. Such sale may be conducted by Secured Party, or any of its agents, and Secured Party may become the purchaser at any public sale of the Collateral. Any such public sale shall be held at such place in Dade County, Florida is located as Secured Party may fix in the notice of sale. Secured Party shall not be obligated to make any such sale pursuant to any such notice. Secured Party may, without notice or publication, adjourn any public sale or cause the same to be adjourned from time to time by announcement at the time and place at which the same may be so adjourned. Upon any such sale, Secured Party shall have the right to deliver, assign and transfer to the purchaser thereof the Collateral so sold. Each purchaser at any such sale shall hold the property sold, absolutely free from any claim or right of any kind, including any equity or right of redemption, stay or appraisement which Debtor has or may have under any rule, law or statute now existing or hereafter adopted. Secured Party may be the purchaser of any or all of the Collateral sold and thereafter hold the same, absolutely free from any claim or right of Debtor.

     The proceeds of such sale shall first be applied to the payment of any and all expenses incurred or paid by Secured Party in preserving, protecting, retaking, holding, preparing, selling, transferring or delivering the Collateral, including a reasonable attorney's fee, then to the payment of all Obligations of Debtor hereunder (in whatever order Secured Party elects), paying over any excess to Debtor who shall remain liable for any deficiency.

     12.6 Debtor hereby constitutes and appoints Secured Party and its agents its true and lawful attorney-in-fact with full power to act for Debtor; to endorse Debtor's name upon any check, note, draft, money order or other evidence of payment which may come into the possession of Secured Party as proceeds of the Collateral; to sign Debtor's name on any other instrument or document and to do all acts and things necessary or appropriate to protect, preserve, collect or realize upon Secured Party's security interest hereunder and carry out this Agreement. Debtor hereby ratifies and approves all such acts of Secured Party and waives notice of presentment, protest and non-payment of any such instrument so endorsed. This power, being coupled with an interest, shall be irrevocable no long as any of the Obligations remains unpaid or outstanding.

     12.7 Secured Party has no duty to protect, insure or realize upon the Collateral. Debtor releases Secured Party from any liability for any act or omission relating to the Loan, the Collateral or this Agreement, except secured Party's willful misconduct.

     12.8 Debtor shall pay all Secured Party's Costs incurred in connection with Secured Party's enforcement and exercise of any of its rights and remedies as herein provided, whether or not suit is commenced by Secured Party.

     12.9 Secured Party's rights and remedies under this Agreement and all other agreements shall be cumulative and may be exercised simultaneously or successively, in such order as Secured Party shall determine. In addition, Secured Party shall have all other rights and remedies not inconsistent herewith as provided by law or in equity. No exercise by Secured Party of one right or remedy shall be deemed an election, and no waiver by Secured Party of any default on Debtor's part shall be deemed a continuing waiver. No delay by Secured Party shall constitute a waiver, election or acquiescence by it.

     13. Duration of Agreement. This Agreement and the security interest created hereby shall continue until all Obligations of Debtor to Secured Party are completely satisfied and discharged.

     14. Uniform Commercial Code. It is the intention of the parties hereto that this Security Agreement is entered into pursuant to the provisions of the Florida Uniform Commercial Code Secured Transactions. Any provisions of said Code not specifically included herein shall be deemed a part hereof as if set forth in their entirety and any provisions of this Agreement that might in any manner be in conflict with any provision of "aid Code shall be deemed superseded by said Code and to that extent the provisions of this Agreement shall be severable and the invalidity of one shall not invalidate another.

     15. Financing statements. Debtor agrees to execute and file a WCC-1 Financing Statement and to execute and deliver any and all additional instruments and documents required to perfect the Secured Party's security interest in the Collateral.

     16. 8ucceasore. This Agreement shall be binding upon the parties, their executors, administrators, legal and personal representatives, successors and assigns; however, Debtor may not assign this Agreement or any rights hereunder, without Secured Party's prior written consent and any assignment in violation of this Section 16 shall be absolutely void. No consent to any assignment by Secured Party shall release Debtor or any guarantor of its Obligations to Secured Party. Secured Party may assign this Agreement and its rights and duties hereunder.

     17. Governing Law. This Agreement and the obligations which it secures and all rights and liabilities of the parties shall be governed as to validity, interpretation, enforcement and effect by the laws of the State of Florida.

     18. Notices. All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, reborn receipt requested, addressed

 If to a Meris:               917 Tahoe Boulevard
                              Suite 300H
                              Incline Village, Nevada 89451

 If to Vitech:                8807 Northwest 23rd Street
                              Miami, Florida 33172

or at such other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

     19. Time is of the Essence. Time is of the essence of this Agreement and all terms and provisions hereof.

     20. Attorneys' Fees. Should Secure Party find it necessary to employ legal counsel and bring an action at law or in equity to enforce any of the terms, covenants or conditions of this Agreement, or because of any breach or default hereunder, Secured Party shall be entitled to recover from Debtor all reasonable attorneys' fees incurred by Secured Party and, in the event a judgment is obtained, all such attorneys' fees shall be determined by the court and not by jury and shall be included in such judgment.

     21. Captions. The titles and headings in this Agreement are for convenience only and shall in no way affect, limit or control the meaning or application of any article or section hereof.

     22. Counterparts. This Agreement may be executed in one or more counterparts, each of which may be executed by one of the parties hereto, with the same force and effect as though all the parties executing such counterparts had executed but one instrument.

     23. Waivers by Debtor. Debtor waives demand, protest, notice of protest, notice of default or dishonor, notice of payment and nonpayment, notice of any default, nonpayment at maturity, release, compromise, settlement, extension or renewal of any or all commercial paper, accounts, documents, instruments, chattel paper and guaranties at any time held by Secured Party on which Debtor may in any way be liable.

        IN WITNESS WHEREOF, the undersigned have executed this Security Agreement as of the date first set forth above.

                                        DEBTOR:


                                        VITECH AMERICA, INC., a Florida
                                        corporation

                                        By: /s/ William C. St. Laurent
                                        ----------------------------------
                                        William C. St. Laurent
                                        President

SECURED PARTY:

MERIS FINANCIAL INCORPORATED, a
Nevada corporation

By: ___________________________
Nicholas S. Meris
 President

                                   EXHIBIT "A"

                             COLLATERAL DESCRIPTION

The collateral referred to in this Security Agreement consists of all of Debtor's right, title and interest in and to the following described property, together with any other personal property and equipment, of whatever nature or kind, now owned or subsequently acquired by Debtor, including all additions, substitutions, accessions, repairs, replacements and additions thereto (including the proceeds of sales thereof), whether installed, affixed, attached, kept or situated on, to or at the Premises (as that term is defined in this Security Agreement) and improvements, or in the construction thereof, and such collateral includes but is not limited to:

1. All construction materials, supplies, lumber and all other materials or equipment delivered to any Premises for incorporation or use in any construction at any time being conducted thereon.

2. All fixtures, fittings, furniture, furnishings, appliances, apparatus, equipment, and machinery, including without limitation, all gas and electric fixtures, radiators, heaters, engines and machinery, boilers, ranges, ovens, elevators and motors, bathtubs, sinks, water closets, basins, pipes, faucets and other air conditioning, plumbing and heating fixtures, mirrors, mantles, refrigerating plant, refrigerators, iceboxes, dishwashers, carpeting, furniture, laundry equipment, cooking apparatus and appurtenances now or hereafter delivered to the Premises and intended to be installed therein; all other fixtures and personal property of Debtor of whatever kind and nature at present.

3.   All of Debtor's interest in:

     A. All existing and future leases, rents, issues and profits and all security deposits from tenants, lessees or other space occupiers;

     B. All policies of insurance and all proceeds, loss payable clauses and premium refunds and all claims relating thereto;

     C.   All operating or management or supervision agreements;

     D.   All reciprocal easement agreements;

     E. All contracts with builders and/or material suppliers; all plans and specifications;

     F. Any balance of the deposit account or accounts of Debtor with Secured Party existing from time to time and all property of Debtor coming into the hands of or under the control of Secured Party in any way or in transit to or from secured Party;

     G. Any and all awards or payments including interest thereon which may be made with respect to the Premises as a result of the exercise of the right of eminent domain, the alteration of any streets or roads and any other damage or injury to or decrease in the value of the Premises;

     H.   All building and use permits issued by any governmental agency;

     I. All income, rents, issues, profits and proceeds from the Premises, subject however to the right, power and authority conferred upon Debtor and/or Secured Party to collect and apply such income, rents, issues, profit" and proceeds as set forth in that certain Deed of Trust and Assignment of Rents and that certain Assignment of Rents and Leases between Debtor and Secured Party of even date herewith:

     J. All of the estate, interest or other claim or demand which Debtor now has or may hereafter acquire in and to the property described herein, including without limitation all deposits made with or other security given to utility companies by Debtor with respect to the Premises and the improvements thereon and all advance payments of insurance premiums made by Debtor with respect thereto and claims or demands relating to insurance:

     K. Insofar as permitted.. by applicable law, all licenses, including but not limited to any operating license, contracts, management contracts or agreements, franchise agreements, permits, authorizations or certificates required or used in connection with the ownership of or in the operation or maintenance of the Premises and the collateral described herein and any improvements constructed thereon; and

     L. All damages, royalties and revenue of every kind, nature and description whatsoever that Debtor may be entitled to receive from any person or entity owning or having or hereafter acquiring a right to the oil, gas or mineral rights and reservations regarding the Premises, with the right of Secured Party to receive and apply the same to the indebtedness secured hereby either before or after any default hereunder, and Secured Party may demand, sue for and recover any such payments but shall not be required to do so.

     M. All substitutions, renewals, improvements, attachments, accessions, additions and replacements to any of the foregoing (whether stated in this sentence or in the immediately preceding sentence);

     N. All collections, proceeds, insurance proceeds and products of any of the foregoing (whether stated in this sentence or in the immediately preceding sentence), including, without limitation, proceeds of any voluntary or involuntary disposition or claim respecting any part thereof (pursuant to judgment, condemnation award or otherwise);

     O. All documents, instruments, general intangibles, chattel paper and accounts which may arise from the sale or disposition of any of the foregoing (whether stated in this sentence or in the immediately preceding sentence);

     P.   All guaranties of and security for any of the foregoing;

     Q. All estates, rights, appurtenances, privileges, water and water rights, water right applications, shares of stock evidencing water rights, flumes, ditches, minerals and mineral rights "hereunto appertaining, which Debtor may now have or hereafter acquire;

     R. Any award, payments, damages in consideration which may be paid or become due by reason of the taking by eminent domain of the whole or any part of the Premises, or any rights appurtenant thereto, including any award for change of grade of streets; and

     S.   All books and records relating to any of the foregoing.


     4. All proceeds of the conversion, voluntary or involuntary, of any of the foregoing into cash or liquidated claims.

                             QUOTAS PLEDGE AGREEMENT

Effective Date: __, October _, 1995

Pledgor:             Vitech America, Inc.
                     8807 Northwest 23rd Street
                     Miami, Florida 33172

 Pledgee:            Meris Financial Incorporated, a Nevada corporation
                     911 Tahoe Boulevard
                     Suite 300H
                     Incline v$11age, Nevada 89451
 Recitals:

     A. Contemporaneously with the execution of this Quote Pledge Agreement (this "Agreement"), Pledgee is making a loan to Pledgor in the original principal amount or Two Million Dollar ($2,000,000) (the "Loan"), Which loan is evidenced by a Promissory Note dated of even date herewith executed by Pledgor to the order of Pledgee. All documents and instruments evidencing or Flouring the Loan are hereinafter referred to as the Loan Documents.

     B. Pledgor is the record and beneficial owners of quotes in BAHIATECH-BAHIATECH TECNOLOGIA LTDA., a limited liability company formed under the laws of Bahia, Brazil ("Bahlatoch"], representing 99% ownership interest in Behiatech (the "quotas").

     C. To induce Pledgee to make the Loan, Pledger has agreed to pledge to Pledgee all of its right, title and interest in and to the Quotas to secure Pledgor's performance under the Loan Documents.

Agreements:

     For good and valuable consideration, the receipt end sufficiency of which are hereby acknowledged, Pledgor and Pledges do hereby agree as follows:

     1. Pledge of Quotas. As security for the payment in full of all amounts which may at any tine be or become payable by Pledger under the Loan Document., Pledger does hereby pledge to Pledgee, for the benefit Pledgee and its succeasore and assigns, a security interest in all of the Quotes and in all other ownership interest now or hereafter issued to Pledgor or issuable to Pledgor upon the exercise of any outstanding option, warrant, contract, grunt or arrangement to issue or sell any beneficial or legal ownership interest in Bahiatech, and all cash, securities and its property distributed in exchange or substitution for or with respect to thereto and all proceeds of the foregoing (collectively, the "Pledged Collateral").

     2. Perfection of Security Interest: Delivery of Pledged Collateral.

     (a) Pledgor agrees to execute any and all instruments reasonably deemed necessary by Pledgee in order to perfect the pledge of the Pledge Collateral and the grant of the security interest therein under this Agreement. Pledgor hereby tenders to Pledgee the certificate evidencing the Quotas and Pledgee covenants to hold the same in accordance with the terms and provisions of this Agreement. Pledgor covenants and agrees to tender a11 certificates now or in the future evidencing a beneficial or legal ownership interest or right in Behiatech owned by Pledgor.

     (b) Pledgor hereby represents and warrants that a11 action required to be taken by any person to transfer title to the Quotas to Pledgee and/or its nominee, other than registration of Pledgee and/or its nominee as owner of the Quota in Bahiatech's records, will be taken and covenants that, until this Agreement is terminated in accordance with Section 8 hereof, no such action shall be rescinded or superseded or otherwise cease to remain in full force and effect.

     (c) If Pledgor fails to make payment pursuant to the terms of the Loan Documents, shall fail to comply with any of the terms and conditions of the Loan Documents, or if Pledger shall breach one of its covenants contained in Section 3 hereof (collectively, an "Event of Default"), Pledgee shall give Pledgor ten
(10) days' prior written notice of such Event of Default. If Pledgor fails to cure such Event of Default within the above referenced ten day period, then Pledgee shall have the right, without further notice to or demand of Pledger, all of which are hereby waived: (i) to cause its registration as the owner of the Quotas in the records of Bahiatech (and Pledgor will cooperate fully with Pledgor in causing such registration to be effective and (ii) to otherwise foreclose on the Pledged Collateral.

     3. Covenants. Pledger covenants to Pledgee that:

     (a) All Quotas are, and any additional ownership interest in Bahiatech acquired by Pledgor will be, duly authorized and validly issued and shall b fully paid and non-assesable.

     (b) Pledgor has record and beneficial ownership of all of the Quotas, free and clear of all liens, security interests, options and other encumbrances except for the security interest created by this Agreement.

     (c) Pledgor will not sell or offer to sell or otherwise transfer, encumber the Quotes or any interest thereon, without the prior written consent of Pledges, which consent say be withheld by Pledged in its sole and absolute discretion. Pledgor wi11 not permit the Quotas to be Attached or replevined.

     (d) pledger has the right, title, power and authority to convey the Pledged Collateral and enter into this Agreement.

     (e) Pledgor will defend the Pledged Collateral against all claim and demands or all persons at any time claiming the same or any interests therein.

     (f) The execution and delivery of this Agreement will not violate any 1aw or agreement to which Pledger is a party.

     4. Dividends and Distributions. So long as this Agreement is in effect, and unless otherwise agreed to between Pledgor and P1edgee, P1edgor shall pay over to Pledgee any and all dividends, returns of capita1 or other distributions made on or in respect of the Pledged Collateral and a11 cash received by Pledgor with respect to any Pledged Collateral.

     5. Voting Rights. So long as no event constituting an Event or Default, and no event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, has occurred and is continuing, Pledgor shall be entitled to exercise any and all voting rights relating or pertaining to the Quotas held by it or any part thereof for any purpose not inconsistent with the term of this Agreement.

     6. Remedies.

     (a) If an event constituting an Event of Default, or an event which, with the passage of time or the giving of notice of both, would constitute an Event of Default, has occurred and is continuing, all rights of Pledgor to exercise voting rights pursuant to Section 5 shall cease and all such rights shall, without prior notice to or demand of Pledgor or any other party (all of which are hereby waived), thereupon becomes vested in Pledgee.

     (b) If an Event of Default shall occur and be continuing, then Pledgee shall have, in addition to the right to exercise any rights of a secured party upon default under the law of the state of Florida, the right in its discretion, upon notice to Pledgor, to se11 the remaining Pledged Collateral, or any part thereof, at any public or private sale, at which Pledgee may be purchaser, upon such terms as Pledgee shall deem appropriate. Any purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgor and Pledgor hereby waive all rights with respect to or in connection with the sale of the Pledged Collateral which it now has or may in the future have under any applicable law. As an alternative to exercising the power of sale herein conferred upon it, Pledgee may institute an action or proceeding in any court or courts of competent Jurisdiction to foreclosure on and to sell the Pledged

Collateral, or any part thereof, pursuant to a judgment, order or decree or such court or courts.

     (c) The proceeds of any sale of the Pledged Collateral pursuant to paragraph (b) above shall be applied to amounts due under the Loan Documents, including without limitation, the costs and expenses of any foreclosure action or proceeding and of such sale.

     7. Further Assurances. P1edgor will do such further acts and things, and execute and deliver such additional conveyances, assignments, agreements and instruments, as Pledgee may at any time reasonably request in connection with the administration or enforcement of this Agreement or related to the Pledged Collateral or any part thereof or in order to assure and confirm unto Pledgee its rights, powers and remedies hereunder.

     8. Termination. This Agreement and any security interest in the Pledged Collateral created hereby shall terminate at such time as all obligations of Pledgor under the Loan Documents shall have been fully satisfied, at which time Pledgee sha11 release its security interest in, and shall redeliver to Pledgor to the extent such Pledged Collateral has been delivered to Pledgee, such portion of the Pledged Collateral as has not been sold or otherwise applied by or on behalf of Pledgee in satisfaction of the obligations of Pledgor under the Loan Documents and Pledgee shall promptly execute and deliver to Pledger such certificates, instruments of the transfer and other documents as may be necessary in connection therewith.

9. Miscellaneous.

     (a) This agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

     (b) except as otherwise expressly provided herein, all notices pursuant to this Quotas Pledge Agreement shall be given by notice in writing and shall be
(a) personally delivered or delivered by courier service {e.g., Federal Express to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed

 If to Pledgee:           917 Tahoe Boulevard
                          Suite 300H
                          Incline Village, Nevada 89451

If to Pledgor:            Vitech America, Inc.
                           B307 Northwest 23rd street
                              Miami, Florida 33172
or at such other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

     (c) No failure or delay on the part of Pledgee in exercising any right hereunder shall operate as a waiver of, or impair, any such right. No single or partia1 exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver of any such right sha11 be effective unless given in writing. No waiver of any such right shall be deemed a waiver of any other right hereunder. The rights provided for herein are cumulative and not exclusive of any other rights, powers, privileges or remedies provided by law.

     (d) This Agreement may be modified or amended only by an instrument or instruments in writing executed by Pledgor and by Pledgee.

     (e) This Agreement shall be binding upon and inure to the benefit of Pledgor and Pledgee and their respective successors and assigns; provided, however, that Pledgor may not assign any of its rights or obligations under this Agreement without the prior written consent of Pledgee, which consent shall not be unreasonably withheld.

     (f) Any provision of this Agreement which is prohibited or enforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     (g) This Agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

10. Termination.

     Upon an "IPO Event" this pledge shall extinguish and be of no further force and effect. For purposes of this Section 10, the term "IPO Event means that Pledgor has an effective registration statement with the Securities Exchange Commission for the public sale of voting common stock of Pledgor.


                                        By: /s/ William St. Laurent
                                        ----------------------------------
                                            William St. Laurent, President

                                                                       (PLEDGOR)



                                        MERVIS FINANCIAL INCORPORATED,
                                        a Nevada corporation

                                        BY________________________________
                                        Nicholas S. Meris, President

                                                                       (PLEDGEE)

                                 PROMISSORY NOTE


$2,000,000.00                                                  Miami, Florida
                                                               October 28, 1998



1. FOR VALUE RECEIVED, VITECH AMERICA, INC., a Florida corporation ("Maker") , promises to pay to the order of MERIS FINANCIA INCORPORATED, a Nevada corporation ("Holder"), at such address as Holder may from time to time designate, on or before the Maturity Date as set forth herein, the principal sum of TWO MILLION AND NO/100THS DOLLARS ($2,000,000.00) (the "Loan") plus interest from the date hereof as computed below.

2. The Loan term shall commence on he date set forth above (the "Commencement Date") and shall expire on the second anniversary date following the Commencement Date (the "Maturity Date").

3. The principal amount from time to time outstanding shall bear simple interest from the Commencement Date through the Maturity Date at the rate of twelve percent (12%) per annum. Interest shall be payable in arrears, on a monthly basis, commencing on the first day of the first month following the Commencement Date and continuing on the first day of each month thereafter until the Maturity Date.

         After an Event of Default (as hereinafter defined), all past due principal and, to the extent permitted by applicable law, interest upon this Note shall bear interest at the rate per annum equal to eighteen percent (18%) (the "Default Rate").

4. Subject to Section 5 below, and upon the expiration of the Lean term, whether as a result of maturity, acceleration upon default, permitted payment of the outstanding balance of this Promissory Note, or otherwise, but in no event later than the Maturity Date, the outstanding principal balance under this Promissory Note, together with all accrued and unpaid interest, shall be due and payable in full.


5. (a) Notwithstanding any provision to the contrary contained in this Promissory Note, Holder may, at its option, convert the outstanding principal amount hereof into that number of fully paid and nonassessable shares (the "Shares") of voting common stock in Maker, as such shares shall be constituted at the date of conversion (the "Common Stock") , equal to a percentage (the "Percentage") of the then outstanding Common Stock and all Common Stock issuable upon the exercise of any outstanding option, warrant, contract, agreement or agreement or arrangement to issue or sell any Common Stock or any other security exercisable or convertible into any Common Stock of the Maker (collectively "Outstanding and Issuable Common Stock"), which number of Share shall be determined by multiplying a fraction by the number of shares of then Outstanding Issuable Common Stock (the "Conversion"). The numerator of the fraction shall be the outstanding principal balance of the Loan. The denominator of the fraction shall be the sum of 10 times the net earnings of Maker, but in no event greater ;than $40,000,000 plus the converted principal amount of the Loan (the "Denominator"). The net earnings shall be determined based upon an audit of twelve month period commencing January, 1, 1995. The audit shall be conducted by Coopers and Lybrand or such other certified public accountant approved by Holder. Upon surrender of this Promissory Note to Maker, Maker shall pay to Holder all accrued and unpaid ;interest due hereunder and issue certificates evidencing the Shares. Holder may elect to convert prior to the completion of the audits based upon the assumption that the Denominator is $42,000,000 (representing the maximum $40,000,000 net earnings plus $2,000,000 such that there was a deficiency in the number of Shares issued on the Conversion, then Maker shall issue, within 10 days following the completion of the audit, that number of Shares equal to the deficiency.

         (b) In the event that there are shares of capital stock of Maker outstanding as of the date of Conversion in addition to shares of Common Stock, then, in addition to the Shares of Common Stock which Holder is entitled to receive under Section 5(a) above, upon such Conversion and without any additional consideration, ;Holder shall be entitled to receive a Percentage of all capital stock in addition to the Common Stock and a Percentage of all capital stock (other than the Common Stock) issuable upon the exercise of any outstanding option, warrant contract, agreement or arrangement to issue or sell any capital stock or any other security of Maker or any other security exercisable or convertible into any capital stock or any other security of Maker (except the Common Stock.

         (c) In case of any reorganization or recapitalization of Maker (by reclassification of its outstanding Common Stock , capital stock or otherwise), or its consolidation or merger with or into another corporation, Holder shall , upon conversion, be entitled to receive the shares of stock, cash or other consideration which the Holder would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto the Conversation had occurred and Holder had exchanged the shares of Common Stock and any shares received under Section (5) above in accordance with the terms of such reorganization, recapitalization, consolidation or merger.


6. All payments under this Promissory Note shall be applied in the following order:

                  (a) first, to the payment of accrued and unpaid interest one principal outstanding balance; and

                  (b) second, to the reduction of the outstanding principal balance of this Promissory Note.

7. All amounts payable under this Promissory Note are payable in lawful money of the United States. Except as set forth in the Loan Agreement, dated of even date herewith, by and between Maker and Holder, Maker shall not be permitted to prepay any amount due hereunder.

8. It is agreed that time is of the essence in the performance of all obligations hereunder. An "Event of Default" shall exist hereunder if any one or more of the following events shall occur and be continuing:
                  (a) Default in the payment of the indebtedness evidenced by this Note or any other agreement or instrument evidencing or securing this Note or otherwise executed and delivered by Maker in connection with the indebtedness evidenced by this Note (the "Loan Documents) as and when such payment shall become due and payable, whether by lapse of time, declaration acceleration or otherwise;
                  (b) Default in the due and timely performance of any term, condition, or covenant contained in the Loan Documents;
                  (c) The filing of an involuntary petition under the United
                      States Bankruptcy code or any other federal or state bankruptcy statute, as now in effect or as hereafter amended, against Maker, or if Maker shall allow the appointment of a receiver, trustee, conservator or liquidator of all or any part of the collateral securing this Note (the "Collateral"), or if any of the Collateral be levied upon by virtue of any execution, attachment, tax levy or other writ, or if liens be filed against the Collateral and such involuntary petition, appointment, levy, or filing as the case may be, shall not be release, stayed, bonded or insured against in favor of Maker, satisfied or vacated within sixty (60) days after the occurrence thereof;
                  (d) The abandonment of all or any part of the Collateral;
                  (e) The breach of any warranty, representation or
                      certification given in connection herewith, or any Loan Documents;
                  (f) The filing by Maker of a petition under the United States
                      Bankruptcy Code or any other federal or state bankruptcy statute, as now in effect or as hereafter amended, or if Maker shall make an assignment for the benefit of its creditors or be unable whether or not admitted, to pay its debts as they become due;

                  (g) The filing of any foreclosure or forfeiture proceeding with respect to any other lien on the Collateral, whether junior or senior to this Agreement, which foreclosure or forfeiture proceeding is not dismissed or released within thirty (30) days;
                  (h) The transfer of the Collateral, voluntarily or
                      involuntarily, in violation of the terms of the Loan Documents;
                  (i) The failure of Maker to pay, before delinquent, any taxes, assessments, fees, charges, expenses or encumbrances created, levied, or assessed upon or relating to the Collateral (without any requirement for notice by Maker that such payment is due) ; or
                  (j) Any repudiation by Maker of any obligation hereunder or under the Loan Documents.

         Upon the occurrence of any Event of Default or other default under any of the Loan Documents, the holder hereof may, at its option declare the entire unpaid balance of principal and accrued interest of this Note to be immediately due and payable, and foreclose all liens and security interests securing payment hereof or any part hereof; upon the occurrence of any of the Events of Default, the entire unpaid balance of principal and accrued interest upon this Note shall, without any action by Maker, immediately become due and payable without demand for payment, presentment, protest, notice of protest and non-payment, or other notice of default, notice of acceleration and intention to accelerate or any other notice, all of which are expressly waived by Maker.

9. All fees, charges, goods, things, in action or any other sums or things of value, other than the interest resulting from the stated rate or the Default Rate (collectively, the "Additional Sums"), whether pursuant to this Note, the Loan Documents, or any other document or instrument in any way pertaining to this lending transaction, or otherwise with respect to this lending transaction, under the laws of the State of Florida, may be deemed to be interest with respect to this lending transaction, for the purpose of any laws of the State of Florida that may limit the maximum amount of interest to be charged with respect to this lending transaction , shall be payable by Maker as , and shall be deemed to be , additional interest, and for such purposes only, the agreed upon and "contracted for rate of interest" of this lending transaction shall be deemed to be increased by the rate of interest resulting from the Additional Sums. Maker understands and believes that this lending transaction complies with the usury laws of the State of Florida.

10. Maker and all endorsers, guarantors and all persons liable on this Promissory Note, waive presentment, protest and demand, notice of protest, notice of intent to accelerate, notice of acceleration, and demand and dishonor and nonpayment of this Promissory Note and any and all other notices or matter of a like nature, and consent to any and all renewal and extensions of the time of payment hereof, and agree further that any time and from time to time without notice, the terms of payment herein may be modified or increased, changed or exchanged by agreement between Holder and Maker without in any way affecting the liability of any party to this Promissory Note or any person liable or to become liable with respect to any indebtedness evidenced hereby.

11. This Promissory Note will be governed by and construed in accordance with the law of the State of Florida, except where such law is preempted by the laws and regulations of the United States, and also except to the extent otherwise provided in Section 14 below.

12. If any provision hereof shall, for any reason and to any extent, be invalid or unenforceable, then the remainder of this Promissory Note shall not be affected thereby but instead shall be enforceable to the maximum extent permitted by law.

13. All agreement between Maker and Holder are expressly limited so that in no contingency or event whatsoever, whether by reason of advancement of the proceeds hereof, acceleration of maturity of the unpaid principal balance hereof, or otherwise, shall the amount paid or agreed to be paid to Holder for the use, forbearance or detention of the money to be advanced hereunder exceed the highest lawful rate permissible under the applicable usury law, as determined pursuant to Section 14 below. If, from any circumstances whatsoever, fulfillment of any provision hereof or any other agreement referred to herein or otherwise relating to this Promissory Note, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law which a court of competent jurisdiction may deem applicable thereto, then ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if, from circumstance, Holder shall ever receive as interest and amount which would exceed the highest lawful rate, such amount which would be excessive interest shall be applied to the reduction of the unpaid principal balance due hereunder as of the date such amount is received or deemed to be received by Holder and not to the payment of interest. This provision shall control every other provision of all agreements between Maker and Holder. However, in the event an amount determined to be excessive interest is applied against the unpaid principal balance, and thereafter the rate of interest accruing under this Promissory Note decreases, this Promissory Note shall in fact , accrue interest at the then highest lawful rate until such time that an amount accrued equal to the amount of excessive interest previously applied against principal.

14. Notwithstanding the foregoing, if the provisions of any law or regulation of the United States or any agency or instrumentality thereof, as amended, which validly supersedes any restriction of the State of Florida would permit Holder to charge or receive a rate of interest with respect to the indebtedness evidenced by this Promissory Note in excess of the maximum rate of interest (if any) permitted to be charged or received by Holder under applicable law of the State of Florida, the less restrictive provisions of any such United States law or regulation shall apply in determining the rate of interest permitted to be charged or receive.

15. All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed to all parties hereto at the address designated for each party as follows:


                  To Holder:        Meris Financial Incorporated
                                    917 Taho Boulevard
                                    Suite 300H
                                    Incline Village, Nevada 89451

                  To Maker:         Vitech America, Inc.
                                    8806 Northwest 23rd Street
                                    Miami, Florida 33172

or to such other address as either party may designate in writing. Notice shall be deemed effective and received upon (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

16. As used herein the term "Maker" shall include the undersigned Maker and any other person or entity, who may subsequent become liable for the payment hereof. The term "Holder" shall include Holder as well as any other person or entity to whom this Promissory Note or any interest in this Promissory
     Note is conveyed, transferred or assigned with the prior written consent of Maker.

17.   Maker has no redemption rights under this Promissory Note.


                           VITECH  AMERICA, INC., a Florida corporation

         Vitech America                     By: /S/  William S. St Laurent
         Coporate Seal                         --------------------------------
                                                William S. St. Laurent
                                                President
                                                     (MAKER)

                             STOCK PLEDGE AGREEMENT

EFFECTIVE DATE:   OCTOBER 28, 1995


OPTIONOR:                  Vitech America, Inc.
                           8807 Northwest 23rd Street
                           Miami, Florida 33172


OPTIONEE:                  Meris Financial Incorporated
                           917 Tahoe Boulevard
                           Suite 300H
                           Incline Village, Nevada 89451



RECITALS;

         Optionor desires to grant to Optionee an option to purchase certain shares of capital stock (the "Capital Stock") of Optionor on the terms and conditions set forth in this Stock Option Agreement (this "Agreement").

AGREEMENT

         For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Optionor and Optionee hereby agree as follows:

         1. Grant of Option. Optionor hereby grants a stock option to Optionee to purchase that number of shares of Capital Stock equal to four percent (4%) (to be determined on the Closing Date, as that term is defined below), of the shares of Capital issued (beneficially or otherwise) or issuable (beneficially or otherwise) by Optionor upon the exercise of any outstanding option, warrant, contract, agreement or arrangement to issue or sell any capital stock or any other security of Optionor or any other security exercisable or convertible into any capital stock or any other security of Optioneor (the "Option Shares"), subject to the terms and conditions of this agreement (the "Option").

         2. Exercise Price. The price payable by Optionee upon exercise of the Option (the "Exercise Price") shall be $2,000,000.

         3. Exercise of Option. Optionee shall have the right to exercise the Option subject to following terms and conditions:

                  (a) Exercise. The Option may be exercised at any time during the period beginning on the Effective date and ending on the 18th month anniversary date following the Effective Date (the "Option Period"). If the period during which Optionee may exercise the Option has ended, and the Option has not been exercised, the Option will lapse and any subsequent attempt to exercise the Option will be of no effect.

                  (b) Manner of Exercise. The Option shall be exercisable only by an Optionee given written notice to the Optionor of its intention to exercise the Option, which notice shall state the number of shares of Option Shares as to which this Option is being exercised.

                  (c) The Closing. The consummation of a purchase of Option
                      Shares pursuant to an exercise of the Option shall take place at the offices of Optionor on such date as the parties shall agree upon but in no event later than ten
                      (10) business days after receipt by Optionor of the notice referred to in Section 4(b) above (the "Closing Date"). At the closing, Optionee shall deliver to Optionor (i) cash or a cashier's check for the Exercise Price. None of the Option Shares will be issued to Optionee until Optionor has received the Exercise Price therefor. In exchange therefor, Optionor shall convey and transfer the Option Shares. Optionor shall reflect the transfer of such Option Shares on its books and records.

         4. Adjustment to Option Shares. In the event of any reorganization or recapitalization of Optionor (by reclassification of its outstanding shares of Capital Stock or otherwise), or its consolidation or merger with or into another corporation, Optionee shall, upon exercise of the Option, be entitled to receive, in lieu of the shares of Capital Stock which the Optionee would otherwise be entitled to receive upon such exercise and without any payment in addition to the aggregate Exercise and without any payment in addition to the aggregate Exercise Price for such shares assuming that no event specified above had occurred, the shares of stock, cash or other consideration which the Optionee would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto the Optionee had exercised this Option and had exchanged such Option Shares in accordance with the terms of such reorganization, recapitalization, consolidation or merger.

         5. Optionor's Covenants. Optionor hereby represents, warrants and covenants that during the Option Period, Optionor shall reserve that number of shares necessary to fulfill its obligations hereunder.

         6. Notices. All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed

                  If to a Meris:            917 Tahoe Boulevard
                                            Suite 300H
                                            Incline Village, Nevada 89451



                  If to Vitech              8807 Northwest 23rd Street
                                            Miami, Florida 33172



         or at such address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

         7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives, executors and heirs' provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other party hereto, and any attempt to so shall be void.

         8. Amendment. Modification or Waiver. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

         9. Entire Agreement. This agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

         10. Florida Law to Govern. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

         11. Attorney's Fees. In the event any party hereto brings any action to enforce any provision hereof, or to secure specific performance hereof or to collect any damages of any kind for any breach of this Agreement, the prevailing party shall be entitled to all court costs, all expenses arising out of or incurred by reason of litigation and any reasonable attorney's fees expended or incurred for any such proceeding.

         12. Severability. Each provision of this Agreement is intended to be severable, and the invalidity or unenforceability of one or more provisions of this agreement shall not affect the validity and enforceability of the other provision. Should any valid federal or Utah state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this agreement, the provision or provisions so affected shall be; automatically conformed to the law or determination and otherwise this agreement shall continue in full force and effect.

         13. Counterparts. This agreement may be executed in two (2) or more counterparts, each of which shall be considered one in the same agreement and shall become effective when one or more counterparts have been found by each of the parties hereto and delivered to the other parties hereto.

         14. Withholding. Optionee authorizes Optionor to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by Optionor under federal, state or local law as a result of its exercise of Option.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date.


                                           MERIS FINANCIAL INCORPORATED, a
                                           Nevada limited partnership

                                           By:
                                               --------------------------------
                                                 Nicholas S. Meris, President

                                                                      (Optionee)



                                           VITECH AMERICA, INC.,  a Florida
             Vitech America, Inc.          corporation
             Corporate Seal

                                           By:  /S/  William St. Laurent
                                               --------------------------------
                                                William St. Laurent, President

                                                                      (Optionor)

                             QUOTAS PLEDGE AGREEMENT

Effective Date:            October 28, 1995


Pledgor:                   Vitech America, Inc.
                           8807 Northwest 23rd Street
                           Miami, Florida 33172


Pledgee:                   Meris Financial Incorporated,  a Nevada corporation
                           917 Tahoe Boulevard
                           Suite 300H
                           Incline Village, Nevada 89451



Recitals:

         A. Contemparaneously with the execution of this Quotas Pledge Agreement (this "Agreement"), Pledgee is making a loan to Pledgor in the original principal amount of Two Million Dollar ($2,000,000.00) (the "Loan"), which loan is evidenced by a Promissory Note dated of even date herewith executed by Pledgor to the order of Pledgee. All documents and instruments evidencing or securing the Loan are hereinafter referred to as the "Loan Documents".

         B. Pledgor is the record and beneficial owners of 1,000 shares (the "Shares") of voting common stock, no par value, of the Company representing all of the issued and outstanding capital stock of the Company.

         C. To induce Pledgee to make the Loan, Pledgors hasve agreed to pledge to Pledgee all their right, title and interest in and to the Shares to secure the Company's performance under the Loan Documents.


Agreements:


         For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Pledgors and Pledgee do hereby agree as follows:

     1. Pledge of Shares. As security for the payment in full of all amounts which may at any time be or become payable by the Company under the Loan Documents, Pledgors do hereby pledge to Pledgee, for the benefit Pledgee and its successors and assigns, a security interest in all of the Shares and in all other capital stock now or hereafter issued to Pledgors or issuable to Pledgors upon the exercise of any outstanding option, warrant, contract, agreement or arrangement to issue or sell any capital stock or any other security of the Company or any other security exercisable or convertible into any capital stock or any other security of the Company, and all cash, securities and its property distributed in exchange or substitution for or with respect to thereto and all proceeds of the foregoing (collectively, the "Pledged Collateral").




     2.   Perfection of Security Interest; Delivery of Pledged Collateral.

             (a) Pledgors agree to execute any and all instruments reasonably deemed necessary by Pledgee in order to perfect the pledge of the Pledge Collateral and the grant of the security interest therein under this Agreement. Pledgors hereby tender to Pledgee the certificate evidencing the Shares and Pledgee covenants to hold the same in accordance with the terms and provisions of this Agreement. Pledgors covenant and agree to tender all certificates now or in the future evidencing capital stock of the Company owned by Pledgors.

              (b) Pledgors hereby represent and warrant that all action required to be taken by any person to transfer title to the Shares to Pledgee and/or its nominee, other than registration of Pledgee and/or its nominee as shareholder and owner of the Shares in the Company share transfer books, will be taken and covenants that, until this Agreement is terminated in accordance with Section 8 hereof, no such action shall be rescinded or superseded or otherwise cease to remain in full force and effect.


              (c) If the Company fails to make payment pursuant to the terms of the Loan documents, shall fail to comply with any of the terms and conditions of the Loan Documents, or if Pledgors shall breach one of its covenants contained in Section 3 hereof (collectively, an "Event of Default"), Pledgee shall give Pledgors ten (10) days' prior written notice of such Event of Default. If Pledgors fail to cure such Event of Default within the above referenced ten day period, then Pledgee shall have the right, without further notice to or demand of Pledgors, all of which are hereby waived: (I) to cause its registration as a shareholder and the owner of the Shares in the share transfer books of the Company (and Pledgors will cooperate fully with Pledgee in causing such registration to be effective); and (ii) to otherwise foreclose on the Pledged Collateral.


3.    Covenants. Pledgors covenant to Pledgee that:


         (a) All shares are, and any additional capital stock of the Company acquired by Pledgors will be, dully authorized and validly issued and shall be fully paid and non-assessable.

         (b) Pledgors have record and beneficial ownership of all of the Shares, free and clear of all liens, security interests, options and other encumbrances except for the security interest created by this Agreement.

         (c) Pledgors will not sell or offer to sell or otherwise transfer, encumber the Shares or any interest therein, without the prior written consent of Pledgee, which consent may be withheld by Pledgee in its sole and absolute discretion. Pledgors will not permit the Shares to be attached or replevined.

         (d) Pledgors have the right, title, power and authority to convey the Collateral and enter into this Agreement.

         (e) Pledgors will defend the Shares against all claims and demands of all persons at any time claiming the same or any interests therein.

         (f) The execution and delivery of this Agreement will not violate any law or agreement to which Pledgor is a party.


4. Dividends and Distributions. So Long as this Agreement is in effect, and unless other wise agreed to between Pledgors and Pledgee, Pledgors shall pay over to Pledgee any and all dividends, returns of capital or other distributions made on or in respect of the Shares and all cash received by Pledgors with respect to any Pledged Collateral.

5. Votings Rights. So long as no event constituting an Event of Default, and no event which, with the passage of time or the giving of notice or both, would constitute an Event of Default, shall have occurred and be continuing, Pledgors shall be entitled to exercise any and all voting rights relating or pertaining to the Shares held by him or any part thereof for any purpose not insistent with the terms of this Agreement.

6.    Remedies.

(a) If an event constituting an Event of Default, or an event which, with the passage of time or the giving of notice of both, would constitute an Event of Default, has occurred and is continuing, all rights of Pledgors to exercise voting rights shall, without prior notice to or demand of Pledgors or any other party (all of which are hereby waived), thereupon become vested in Pledgee.

(b) If an Event of Default shall occur and be continuing, then Pledgee shall have, in addition to the right to exercise any rights of a secured party upon default under the law of the state of Florida, the right in its discretion, upon notice to Pledgors, to sell the remaining Pledged Collateral, or any part thereof, at any public or private sale at which Pledgee may be a purchaser upon such terms as Pledgee shall deem appropriate. Any purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of Pledgors and Pledgors hereby waive all rights with respect to or in connection with the sale of the Pledged Collateral which he now has or may in the future have under any applicable law. As an alternative to exercising the power of sale herein conferred upon it, Pledgee may institute an action or proceeding in any court or courts of competent jurisdiction to foreclosure on and to sell the Pledged Collateral, or any part thereof, pursuant to a judgment, order or decree of such court or courts.

(c)  The proceeds of any sale of the Pledged Collateral pursuant to paragraph
     (b) above shall be applied to amounts due under the Loan Documents, including without limitation, the costs and expenses of any foreclosure action or proceeding and of such sale.

7. Further Assurances. Pledgors will do such further acts and things, and execute and deliver such additional conveyances ,assignments, agreements and instruments, as Pledgee may at any time reasonably request in connection with the administration enforcement of this Agreement or related to the Pledged Collateral or any part thereof or in order to assure and confirm unto Pledgee its rights, powers and remedies hereunder.

8. Termination. This Agreement and any security interest in the Pledged Collateral created hereby shall terminate at such time as all obligations of Pledgors under the Loan Documents shall have been fully satisfied, at which time Pledgee shall release its security interest in, and shall redeliver to Pledgors to the extent such Pledged Collateral has been delivered to Pledgee, such portion of the Pledged Collateral as has not been sold or otherwise applied by or on behalf of Pledgee in satisfaction of the obligations of Pledgors under the Loan Documents and Pledgee shall promptly execute and deliver to Pledgors such certificates, instruments of the transfer and other documents as may be necessary in connection therewith.

9.    Miscellaneous.

(a) This Agreement shall be governed by, and construed and enforced in accordance with , the law of the State Florida.

(b) Except as otherwise expressly provided herein, all notices pursuant to this Stock Pledge Agreement shall be given by notice in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed.

         If to Pledgee:             917 Tahoe Boulevard
                                    Suite 300H
                                    Incline Village, Nevada 89451

         If to Pledgor:             c/o Vitech America, Inc.
                                    8807 Northwest 23rd Street
                                    Miami, Florida 33172

         or at such other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and receive upon" ( I) the date or receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

         (c) No failure or delay on the part of Pledgee in exercising any right hereunder shall operate as a waiver of, or impair, any such right. No single or partial exercise of any such right shall preclude any other or further exercise thereof or the exercise of any other right. No waiver of any such right shall be effective unless given in writing. No waiver of any such right shall be deemed a waiver of any other right hereunder. The rights provided for herein are cumulative and not exclusive of any other rights, powers, privileges or remedies by law.

         (d) This Agreement may be modified or amended only by an instrument or instruments in writing executed by Pledgorsand by Pledgee.

         (e) This agreement shall be binding upon and inure to the benefit of Pledgors and Pledgee and their respective successors and assigns; provided, however, that Pledgors may not assign any of its rights or obligations under this Agreement without the prior written consent of Pledgee, which consent shall not be unreasonably withheld.

         (f) Any provision of this Agreement which is prohibited or enforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

         (g) This agreement may be executed in any number of counterparts and all such counterparts taken together shall be deemed to constitute one and the same agreement.

10. Termination. Upon an "IPO Event" this pledge shall extinguish and be of no further force and effect. For purposes of this Section 10, the term "IPO Event" means that the Company has an effective registration statement filed with the Securities Exchange Commission for the public sale of voting common stock of the Company.



                  /S/  William St. Laurent
                  ----------------------------
                  William St. Laurent,

                  /S/  George St. Laurent
                  ----------------------------
                  George St. Laurent, III


                  /S/  William St. Laurent for  Nicholas St. Laurent a minor
                  ----------------------------------------------------------
                  Nicholas St. Laurent

                  /S/  William St. Laurent for Alexander St. Laurent a minor
                  ----------------------------------------------------------
                  Alexander St. Laurent

                                                                   (PLEDGORS)


                  MERIS FINANCIAL INCORPORATED, a
                  Nevada corporation

                  By:
                     ----------------------------------------
                      Nicholas S. Meris, President

                                                                   (PLEDGEE)

                   COLLATERAL ASSIGNMENT OF OPTION AGREEMENTS

Effective Date : October 28, 1995

Assignor:         Vitech America, Inc.
                  8807 Northwest 23rd Street
                  Miami, Florida 33172

Assignee:         Meris Financial Incorporated, a Nevada corporation
                  917 Tahoe Boulevard
                  Suite 300H
                  Incline Village, Nevada 89451

Recitals:

         A. Contemporaneously with the execution of this Collateral Assignment of Option Agreements (this "Agreement), Assignees is making a loan to Assignor in the original principal amount of Two Million dollar ($2,000,000.00) (the "Loan"), which loan is evidenced by a Promissory Note dated of even date herewith executed by Assignor to the order of Assignee. All documents and instruments evidencing or securing the Loan are hereinafter referred to as the "Loan Documents".

         B. Assignor is the record and beneficial owners of those certain options described on the attached Exhibit "A" (the "Options").

         C. To induce Assignee to make the Loan, Assignor has agreed to grant a security interest in all of its right, title and interest in and to the Options to secure Assignor's performance under the Loan Documents.

Agreements:

         In consideration of the mutual covenants herein contained, the parties hereto hereby agree as follows:

         1. Assignment. Assignor does hereby assign, convey, transfer, pledge and grant a security interest to Assignee in and to all of Assignor's right, title and interest in and to the Options, together with all proceeds, products, renewals, additions to, substitutions for, replacements and accessions thereof (collectively to "Collateral") security for the payment and performance of those obligations under the Loan Documents (the "Obligations"). Assignee hereby agrees to release the Collateral after the fulfillment of all of the Obligations.

         2. Covenants and Warranties. Assignor does hereby covenant and warrant that:

                    (a) It has the right, title, power and authority to convey the Collateral and enter into this Agreement;

                    (b) The Collateral is being conveyed free and clear of all liens, security interests, restrictions, setoffs, adverse claims, assessments, defaults, defenses and encumbrances of any nature whatsoever, arising by, through or under the acts or omissions of Assignor or otherwise by persons claiming all or portion of Collateral by, Through or under Assignor;

                    (c) Assignor will defend the Collateral against all claims and demands of all persons at any time claiming the same or any interests therein;

                    (d) The execution and delivery of this Agreement will not violate any Law or agreement to which Assignor is a party:

                    (e) Assignor will not sell or offer to sell or otherwise transfer, encumber the Collateral or any interest therein, without the prior written consent of assignee which consent may be withheld by Assignee in its sole and absolute discretion. Assignor will not permit the Collateral to be attached or replevined.


         3. Default In the event that Assignor defaults in the performance of any terms of this Agreement, or there occurs a default in any other documents securing or relating to the security for the Obligations, Assignee shall have all the rights and remedies, at law, or in equity, together with the rights or remedies provided in the Uniform Commercial Code in force in the State of Arizona to enforce its security interest in the collateral created hereby, and to retain any and all accrued interest thereon. Assignee may, upon five (5) days prior notice to Assignor ( which Assignor agrees in a reasonable notice), sent by registered or certified mail return receipt requested, postage prepaid, retain all, or any part of, the Collateral

         4. General

                  (a) No remedy herein conferred upon or reserved to Assignee is intended to be exclusive of any other remedy herein, or provided or permitted by law or equity, but each shall be cumulative with and shall be in addition to every other remedy given hereunder, now or hereafter existing at law, in equity, or by statute;

                  (b) No default shall be waived by Assignee except in writing and no waiver of any payment or other right under this Agreement shall operate as a waiver of any other payment or right;

                  (c) Assignee may assign, transfer or deliver any of the Collateral to any of its assignees or transferees and thereafter shall be fully discharged from any responsibility with respect to such Collateral.

                  (d) Any consent, notice or other communication required or contemplated by this Agreement shall be in writing, and shall be deemed given when personally delivered or,, if mailed, on the date that is two (2) days after the notice is deposited in the United States mail, postage prepaid, addressed to the party to whom directed at the address given for that party on the front page of this Agreement or at such other address as may be designated by either party by notice as herein provided.

                  (e) This Agreement shall be construed under and governed by the laws of the State of Florida.

                  (f) All of the rights of Assignee under this Agreement shall be cumulative and shall inure to the benefit of its successors and assigns. All obligations of Assignor hereunder shall be binding upon the respective heirs, legal representatives, successors and assigns of Assignor.

                  (g) Assignor agrees to execute Uniform Commercial Code financing statements and other documents perfecting, evidencing or otherwise relating to the security interests granted herein as from time to time deemed necessary or appropriate by Assignee in form and substance satisfactory to Assignee.

                  (h) In the event that any provision or clause of this Agreement conflicts with applicable laws, such conflict shall not affect other provisions of this Agreement which can be given effect without the conflicting provision, and to this end, the provisions of the Agreement are declared to be severable. Any such provision held invalid under applicable laws shall be replaced with a provision which as closely as possible parallels, the contents and substantive effect of the invalid provision.

                  (i) This is a continuing agreement and the grant of security interest hereunder shall remain in full force and effect and all rights, powers and remedies of the Trust shall continue to exist until the Obligations are performed in full.

         IN WITNESS WHEREOF, this Agreement is signed on the date of dates indicated below.

                                   VITECH AMERICA, INC,. a Florida corporation


DATED:   October 28, 1995          By:  /S/  William St.  Laurent
                                       -------------------------
                                       William St. Laurent, President

                                       Vitech America, Inc.
                                       Corporate Seal

                ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

Effective Date:  October 28, 1995

Borrower:         Vitech America, Inc.
                  8807 Northwest 23rd Street
                  Miami, Florida 33132

Lender:           Meris Financial Incorporated
                  917 Tahoe Boulevard
                  Suite 300H
                  Incline Village, Nevada 89451

Grantor:          William C. St. Laurent
                  806 Justison Road
                  Coconut Grove, Florida 33133

Recitals:


  Lender has agreed to advance to Borrower the sum of $2,000,000.00 on the consideration that Grantor collaterally assign to Lender all of Grantor's right, title and in interest in and to a certain life insurance policy. Grantor is a shareholder of Borrower and the financing will be of substantial economic benefit to Grantor.

Agreement:

         For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Grantor hereby pledges, collaterally assigns, transfers, delivers and set over to and in favor of Lender, its successors and assigns, in Life Insurance Policy Number W20834 issued by The Midland Mutual Life Insurance Company (herein called the "Insurer") and any supplement contracts issued in connection therewith (said policy and contracts herein called the "Policy") , upon the life of Grantor, and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subjects to all the terms and conditions of the Policy and to all superior liens if any, which the Insurer may have against the Policy. Grantor by this instrument agrees, and Lender by the acceptance of this assignment agrees, to the conditions and provisions herein set forth.

A. It is expressly agreed that , without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

          1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

          2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

          3. The sole right to obtain one or more loans or advances on the Policy at any time, either from the Insurer or from other persons, and to pledge or assign the Policy as security for such loans or advances;

          4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy, now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided that, unless and until Lender shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

          5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.


B. It is expressly agreed that the foregoing specific rights, so long as the Policy has not been surrender, and reserved and excluded from this assignment and do not pass by virtue hereof:

          1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount insurance;

          2.  The right to designate and change the beneficiary; and

          3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

         however, the reservation of these rights shall in no way impair the right of Lender to surrender the Policy completely with all its incidents or impair other right of Lender hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of Lender hereunder.

C. This assignment is made and the Policy is to be held as collateral security for any and all present and future liabilities of Borrower or grantor or any of them, to Lender, of every nature and kind, whether now existing or that may hereafter arise in the ordinary course of business between any of the above referenced Borrower, Grantor and Lender, together with interest, costs, expenses, attorney' fees, and other fees and charges (all of which liabilities secured or to become secured and herein individually, collectively and interchangeably called "Liabilities").

D.    Lender covenants  and agrees with the undersigned as follows:

         1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by Lender to the persons who would have been entitled thereto under the terms of the Policy had this assignment not been executed;

         2. That Lender will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after Lender shall have mailed, by first-class mail, to the undersigned at the address last supplied in writing to Lender specifically referring to this assignment, notice of intention to exercise such right; and

         3. That Lender will upon request forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary or any election of optional mode of settlement.

E. The Insurer is hereby authorized to recognize Lender's claims to rights hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E (2) above or otherwise, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of Lender for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein shall be drawn to the exclusive order of Lender if, when, and in such amounts, as may be requested by Lender.

F. Lender shall be under no obligation to pay any premium, or the principal of or interest on nay loans or advances on the Policy whether or not obtained by Lender, or any other charges on the Policy, but any such amounts so paid by Lender from its own funds shall become a part of the Liabilities hereby secured, shall be due immediately, and shall bear interest at the lower of
     (a) the highest interest rate of any promissory note evidencing a liability from borrower to Lender or (b) the highest rate permitted by applicable law, from the date of each such advance until is repaid in full.

G. The exercise of any right, option, privilege, or power given herein to Lender shall be at the option of Lender, but (except as restricted by Paragraph E (2) above) Lender may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by, the undersigned, or any of them.

H. Lender may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as Lender shall determine, the proceeds of the Policy assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

I. In the event of any conflict between the provisions of this assignment and the provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

J. Grantor declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit or creditors.

SIGNED AND SEALED THIS 28 DAY OF OCTOBER, 1995

                                               /S/  William C. St. Laurent
                                               -----------------------------
                                               William C. ST. Laurent



STATE OF Florida    )
                    )
County of Dade      )

         This instrument was acknowledged and executed before me this 28 day of October, 1995, by William C, St. Laurent.


                                                /S/  Linda Gordon
                                               -----------------------------
                                               Notary Public

                      ACKNOWLEDGE OF ASSIGNMENT BY INSURER

The Midland Mutual Life Insurance Company hereby acknowledges receipt of a duplicate of this Assignment of Life Insurance Police Number W20834, which has been filed at the home office of Columbus on this 2 day of February 1996.

                                            The Midland Mutual Life Insurance
                                            Company , a corporation


                                            By: /S/ Patricia Haner
                                                -----------------------------
                                                Authorized Officer

                ASSIGNMENT OF LIFE INSURANCE POLICY AS COLLATERAL

Effective Date:   October 28, 1995

Borrower:         Vitech America, Inc.
                  8807 Northwest 23rd Street
                  Miami, Florida 33132

Lender:           Meris Financial Incorporated
                  917 Tahoe Boulevard
                  Suite 300H
                  Incline Village, Nevada 89451

Grantor:          George  St. Laurent, III
                  Av. Manguinnos, L04, Q14
                  Serra, ES, Brazil 29160

Recitals:


  Lender has agreed to advance to Borrower the sum of $2,000,000.00 on the consideration that Grantor collaterally assign to Lender all of Grantor's right, title and in interest in and to a certain life insurance policy. Grantor is a shareholder of Borrower and the financing will be of substantial economic benefit to Grantor.

Agreement:

         For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Grantor hereby pledges, collaterally assigns, transfers, delivers and set over to and in favor of Lender, its successors and assigns, in Life Insurance Policy Number _______________ issued by The Midland Mutual Life Insurance Company (herein called the "Insurer") and any supplement contracts issued in connection therewith (said policy and contracts herein called the "Policy") , upon the life of Grantor, and all claims, options, privileges, rights, title and interest therein and thereunder (except as provided in Paragraph C hereof), subjects to all the terms and conditions of the Policy and to all superior liens if any, which the Insurer may have against the Policy. Grantor by this instrument agrees, and Lender by the acceptance of this assignment agrees, to the conditions and provisions herein set forth.

A. It is expressly agreed that , without detracting from the generality of the foregoing, the following specific rights are included in this assignment and pass by virtue hereof:

         1. The sole right to collect from the Insurer the net proceeds of the Policy when it becomes a claim by death or maturity;

         2. The sole right to surrender the Policy and receive the surrender value thereof at any time provided by the terms of the Policy and at such other times as the Insurer may allow;

         3. The sole right to obtain one or more loans or advances on the Policy at any time, either from the Insurer or from other persons, and to pledge or assign the Policy as security for such loans or advances;

         4. The sole right to collect and receive all distributions or shares of surplus, dividend deposits or additions to the Policy, now or hereafter made or apportioned thereto, and to exercise any and all options contained in the Policy with respect thereto; provided that, unless and until Lender shall notify the Insurer in writing to the contrary, the distributions or shares of surplus, dividend deposits and additions shall continue on the plan in force at the time of this assignment; and

         5. The sole right to exercise all nonforfeiture rights permitted by the terms of the Policy or allowed by the Insurer and to receive all benefits and advantages derived therefrom.


B. It is expressly agreed that the foregoing specific rights, so long as the Policy has not been surrender, and reserved and excluded from this assignment and do not pass by virtue hereof:

         1. The right to collect from the Insurer any disability benefit payable in cash that does not reduce the amount insurance;

         2.   The right to designate and change the beneficiary; and

         3. The right to elect any optional mode of settlement permitted by the Policy or allowed by the Insurer;

         however, the reservation of these rights shall in no way impair the right of Lender to surrender the Policy completely with all its incidents or impair other right of Lender hereunder, and any designation or change of beneficiary or election of a mode of settlement shall be made subject to this assignment and to the rights of Lender hereunder.

C. This assignment is made and the Policy is to be held as collateral security for any and all present and future liabilities of Borrower or grantor or any of them, to Lender, of every nature and kind, whether now existing or that may hereafter arise in the ordinary course of business between any of the above referenced Borrower, Grantor and Lender, together with interest, costs, expenses, attorney' fees, and other fees and charges (all of which liabilities secured or to become secured and herein individually, collectively and interchangeably called "Liabilities").

D.    Lender covenants  and agrees with the undersigned as follows:

         1. That any balance of sums received hereunder from the Insurer remaining after payment of the then existing Liabilities, matured or unmatured, shall be paid by Lender to the persons who would have been entitled thereto under the terms of the Policy had this assignment not been executed;

         2. That Lender will not exercise either the right to surrender the Policy or (except for the purpose of paying premiums) the right to obtain policy loans from the Insurer, until there has been default in any of the Liabilities or a failure to pay any premium when due, nor until twenty days after Lender shall have mailed, by first-class mail, to the undersigned at the address last supplied in writing to Lender specifically referring to this assignment, notice of intention to exercise such right; and

         3. That Lender will upon request forward the Policy without unreasonable delay to the Insurer for endorsement of any designation or change of beneficiary or any election of optional mode of settlement.

E. The Insurer is hereby authorized to recognize Lender's claims to rights hereunder without investigating the reason for any action taken by Lender, or the validity or the amount of the Liabilities or the existence of any default therein, or the giving of any notice under Paragraph E (2) above or otherwise, or the application to be made by Lender of any amounts to be paid to Lender. The sole signature of Lender shall be sufficient for the exercise of any rights under the Policy assigned hereby and the sole receipt of Lender for any sums received shall be a full discharge and release therefor to the Insurer. Checks for all or any part of the sums payable under the Policy and assigned herein shall be drawn to the exclusive order of Lender if, when, and in such amounts, as may be requested by Lender.

F. Lender shall be under no obligation to pay any premium, or the principal of or interest on nay loans or advances on the Policy whether or not obtained by Lender, or any other charges on the Policy, but any such amounts so paid by Lender from its own funds shall become a part of the Liabilities hereby secured, shall be due immediately, and shall bear interest at the lower of
     (a) the highest interest rate of any promissory note evidencing a liability from borrower to Lender or (b) the highest rate permitted by applicable law, from the date of each such advance until is repaid in full.

G. The exercise of any right, option, privilege, or power given herein to Lender shall be at the option of Lender, but (except as restricted by Paragraph E (2) above) Lender may exercise any such right, option, privilege or power without notice to, or assent by, or affecting the liability of, or releasing any interest hereby assigned by, the undersigned, or any of them.

H. Lender may take or release other security, may release any party primarily or secondarily liable for any of the Liabilities, may grant extensions, renewals or indulgences with respect to the Liabilities, or may apply to the Liabilities in such order as Lender shall determine, the proceeds of the Policy assigned or any amount received on account of the Policy by the exercise of any right permitted under this assignment, without resorting or regard to other security.

I. In the event of any conflict between the provisions of this assignment and the provisions of the note or other evidence of any Liability, with respect to the Policy or rights of collateral security therein, the provisions of this assignment shall prevail.

J. Grantor declares that no proceedings in bankruptcy are pending against him and that his property is not subject to any assignment for the benefit or creditors.

SIGNED AND SEALED THIS 28 DAY OF OCTOBER, 1995

                                               /S/  George. St. Laurent
                                               -----------------------------
                                               George ST. Laurent, III



STATE OF Florida    )
                    )
County of Dade      )

         This instrument was acknowledged and executed before me this 28 day of October, 1995, by William C, St. Laurent.


                                                /S/  Linda Gordon
                                               -----------------------------
                                               Notary Public

                                OPTION AGREEMENT


EFFECTIVE DATE:            October 23, 1995

OPTIONER:                  GEORGE St. LAURENT
                           Rua Santa Maria, 49, quadra XV - A, lote XXI
                           Jacareipe, Vitoria, ES, azil
`                          Passport #  044215108 USA


OPTIONEE:                  VITECH AMERICA, INC.
                           8807 Northwest 23rd Street
                           Miami, Florida 33172


RECITALS:

Optionor desires to grant to Optionee an option to purchase certain shares of capital stock (the "Capital Stock") of VITECH - VITORIA TECNOLOGIA S.A., a Brazilian company, located at Avenida Manguinhos, s/n, lote IV, quadra XIV, CIVIT II, Laranjeiras, Serra, Espirito Santo (the "Company") on terms and conditions set forth in this Option Agreement (this "Agreement").

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor and Optionee hereby agree as follows:

1. Grant of Option - Optionor hereby grants an option to Optionee to purchase that number of Shares of Capital Stock equal to 197.391 (the "Option Shares") subject to the terms and conditions of this Agreement (the "Option").

2. Exercise Price - The price payable by the Optionee upon exercise the Option (the "Exercise Price") shall be US$ 10.00.

3. Exercise of Option - Optionee shall have the right to exercise the Option subject to the following terms and conditions:

         (a) Exercise - The Option may be exercised at any time during the period beginning on the date hereof and ending on the 6 year anniversary date following hereof (the "Option Period"). If the period during which Optionee may exercise the Option has ended, and the Option has not been exercised, the Option will lapse and any subsequent attempt to exercise the Option will be of no effect.

         (b) Manner of Exercise - The Option shall be exercisable only by an Optionee giving written notice to the Optionor of its intention to exercise the Option, which notice shall state the number of Option Shares as to which this Option is being exercised.

          (c) The Closing - The consummation of a purchase of the Option shares pursuant to an exercise of the Option shall take place at the offices of the Company on such date as the parties shall agree upon, but in no event later then ten (10) business days after receipt by Optionor the notice referred to in Section 3 (b) above (the "Closing date"). At the closing, Optionee shall deliver to Optionor (I) cash or a cashier's check for the Exercise Price. None of the Option Shares will be issued to Optionee until Optionor has received the Exercise Price therefor. In exchange therefor, Optionor shall convey and transfer the Shares of Capital Stock. The Company shall reflect the transfer of such Shares of Capital Stock on its books and records.

4. Adjustment to Shares of Capital Stock - In the event of any reorganization or recapitalization of the Company (by reclassification of its outstanding shares of Capital Stock or otherwise), or its consolidation or merger with or into another corporation, Optionee shall, upon exercise of the Option, be entitled to receive, in lieu of the shares of Capital Stock which the Optionee would otherwise be entitled to receive upon such exercise and without any payment in addition to the aggregate Exercise Price of such shares assuming that no event specified above had occurred, the shares of stock, cash or other consideration which the Optionee would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto to Optionee had exercised this Option and had exchanged such shares of Capital Stock in accordance with the terms of such reorganization, recapitalization, consolidation or merger.


5. Optionor Covenants - Optionor hereby represents, warrants and covenants as follows:

                  a. During the Option Period, Optionor will not sell, assign, transfer, pledge, hypothecate, encumber, alienate of otherwise dispose of any of the Shares of Capital Stock or make any offer or any attempt to do any of the foregoing, whether voluntarily, involuntarily or by operation of law, without first obtaining the written consent of Optionee. Any disposition or attempted disposition without first obtaining Optionee"s written consent shall be null and void.

                  b. During the Option Period, Optionor will not cause the Company to take any action outside the ordinary course of operations without the prior written consent of Optionee. Actions which are deemed to be outside the Company's ordinary course of business and actions which Optionor covenants no to take or cause the Company take shall include, but not limited to:


                  (i) any reorganization, recapitalization, reclassification, consolidation or merger of the Company;

                  (ii) any authorization of shares of new capital stock in the Company or any issuance of capital stock of the Company;

                  (iii) modification of or amendment to the Articles of
                        Incorporation or Bylaws of the Company;

                  (iv) acquisition, sale, lease, exchange, option or other disposition outside of the ordinary course of business of any of the company's real or personal (tangible or intangible) property;

                  (v) borrowing of money in the Company name from banks, other lending institutions and other lenders or pledging the assets of the Company to secure repayment of the borrowed sums or execute in connection therewith any notes, deeds of trust or other loan documents required by any lender;

                  (vi) obtaining replacements of any loan or encumbrance(s) related in any way to the Company's assets and/or the Company business or preparing in whole or in part, refinancing, recasting, increasing, modifying, consolidating, waiving any rights with respect to or extending any loan or encumbrance affecting such properties and/or the Company business;

                  (vii) causing the Company to enter into contracts with
                        Optionor;

                  (viii) altering the primary purpose of the Company

6. Notices - All notices provided for herein shall be in writing and shall be
(a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed

                   If to Optionor:  Avenida Brigadeiro Faria Lima, 1544, cj. 51
                                    04152-001 Sao Paulo, SP, Brazil
                                    att: Mr. Jose Roberto Pernomian Rodrigues

                   If to Optionee:  8807 Northwest 23rd Street
                                    Miami, Florida 33172


or at such other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon (I) the date of receipt if delivered by courier or by personal deliver, or (ii) seven
(7) days after the deposit of same in a letter box or other meas provided for the posting of maik, postage prepaid as provided above.


7. Successors and Assigns - This Agreement shall be binding upon ind inure to the benefit to the parties hereto and their rerspective successors, legal representatives, executors and heirs; provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other party hereto, and any attempt to to do so shall be Void.

8. Amendment, Modification or Waiver - No amendment, modification or waiver of any condition, provision or term of thes Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

9. Entire Agreement - This Agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreement and understandings between the parties with respect to such subject matter.

10. Florida Law to Govern - This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

11. Attorney's Fees - In the event any party hereto brings any action to enforce any provision hereof, or to secure specific performance hereof or to collect any damages of any kind for any breach of this Agreement, the prevailing party shall be intitled to all courts costs, all expenses arising out of or incurred by reason of litigation and any reasonable attorney's fees expended or incurred for any such proceedings.

12. Severability - Each provision of this Agreement is intended to be severable, and the invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity and enforceability of the other provision. Should any valid federal or Florida state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Agreement, the provision or provisions so affected shall be automatically conformed to the law or determination and otherwise this Agreement shall continue in full force and effect.

13. Counterterparts - This Agreement may be executed in two (2) or more counterparts, each of which shall be considered one in the same agreement and shall become effective when one or more counterparts have been found by each of the parties hereto and delivered to the other parties hereto.

14. Witholding - Optionee authorizes Optionor to withold in accordance eith applicable law from any regular cash compensation payable to him any taxes required bo be witheld by Optionor under federal, state or local law as a result of its exercise of the Option.

IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date.


                              VITECH AMERICA, INC., a Florica Corporation


                              By: /S/  William St. Laurent
                                  --------------------------------
                                  William St. Laurent, President

                                   (Optionee)

                                  /S/  William St. Laurent
                                  ---------------------------------
                                  WILLIAM ST. LAURENT, Personally

                                   (Optionor)

                                OPTION AGREEMENT


EFFEC TIVE DATE:           October 23, 1995

OPTIONER:                  WILLIAM St. LAURENT
                           3806 Justison Road
                           Coconut Grove, Florida, USA
`                          Passport # __________________


OPTIONEE:                  VITECH AMERICA, INC.
                           8807 Northwest 23rd Street
                           Miami, Florida 33172


RECITALS:

Optionor desires to grant to Optionee an option to purchase certain shares of capital stock (the "Capital Stock") of VITECH - VITORIA TECNOLOGIA S.A., a Brazilian company, located at Avenida Manguinhos, s/n, lote IV, quadra XIV, CIVIT II, Laranjeiras, Serra, Espirito Santo (the "Company") on terms and conditions set forth in this Option Agreement (this "Agreement").

AGREEMENT:

For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Optionor and Optionee hereby agree as follows:

1. Grant of Option - Optionor hereby grants an option to Optionee to purchase that number of Shares of Capital Stock equal to 205,065 (the "Option Shares"), subject to the terms and conditions of this Agreement (the "Option).

2. Exercise Price - The price payable by the Optionee upon exercise the Option (the "Exercise Price") shall be US$ 10.00.

3. Exercise of Option - Optionee shall have the right to exercise the Option subject to the following terms and conditions:


         (a) Exercise - The Option may be exercised at any time during the period beginning on the date hereof and ending on the 6 year anniversary date following hereof (the "Option Period"). If the period during which Optionee may exercise the Option has ended, and the Option has not been exercised, the Option will lapse and any subsequent attempt to exercise the Option will be of no effect.

         (b) Manner of Exercise - The Option shall be exercisable only by an Optionee giving written notice to the Optionor of its intention to exercise the Option, which notice shall state the number of Option shares as to which this Option is being exercise.

         (c) The Closing - The consummation of a purchase of the Option shares pursuant to an exercise of the Option shall take place at the offices of the Company on such date as the parties shall agree upon, but in no event later then ten (10) business days after receipt by Optionor the notice referred to in Section 3 (b) above (the "Closing date"). At the closing, Optionee shall deliver to Optionor (I) cash or a cashier's check for the Exercise Price. None of the Option Shares will be issued to Optionee until Optionor has received the Exercise Price therefor. In exchange therefor, Optionor shall convey and transfer the Shares of Capital Stock. The Company shall reflect the transfer of such Shares of Capital Stock on its books and records.

             4. Adjustment to Shares of Capital Stock - In the event of any reorganization or recapitalization of the Company (by reclassification of its outstanding shares of Capital Stock or otherwise), or its consolidation or merger with or into another corporation, Optionee shall, upon exercise of the Option, be entitled to receive, in lieu of the shares of Capital Stock which the Optionee would otherwise be entitled to receive upon such exercise and without any payment in addition to the aggregate Exercise Price of such shares assuming that no event specified above had occurred, the shares of stock, cash or other consideration which the Optionee would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto to Optionee had exercised this Option and had exchanged such shares of Capital Stock in accordance with the terms of such reorganization, recapitalization, consolidation or merger.


5. Optionor Covenants _ Optionor hereby represents, warrants and covenants as follows:

                  a. During the Option Period, Optionor will not sell, assign, transfer, pledge, hypothecate, encumber, alienate of otherwise dispose of any of the Shares of Capital Stock or make any offer or any attempt to do any of the foregoing, whether voluntarily, involuntarily or by operation of law, without first obtaining the written consent of Optionee. Any disposition or attempted disposition without first obtaining Optionee"s written consent shall be null and void.

                  b. During the Option Period, Optionor will not cause the Company to take any action outside the ordinary course of operations without the prior written consent of Otionee. Actions which are deemed to be outside the Company's ordinary course of business and actions which Optionor covenants no to take or cause the Company take shall include, but not limited to:


                  (i) any reorganization, recapitalization, reclassification, consolidation or merger of the Company;

                  (ii) any authorization of shares of new capital stock in the Company or any issuance of capital stock of the Company;

                  (iii) modification of or amendment to the Articles of
                        Incorporation or Bylaws of the Company;

                  (iv) acquisition, sale, lease, exchange, option or other disposition outside of the ordinary course of business of any of the company's real or personal (tangible or intangible) property;

                  (v) borrowing of money in the Company name from banks, other lending institutions and other lenders or pledging the assets of the Company to secure repayment of the borrowed sums or execute in connection therewith any notes, deeds of trust or other loan documents required by any lender;

                  (vi) obtaining replacements of any loan or encumbrance(s) related in any way to the Company's assets and/or the Company business or preparing in whole or in part, refinancing, recasting, increasing, modifying, consolidating, waiving any rights with respect to or extending any loan or encumbrance affecting such properties and/or the Company business;

                  (vii) causing the Company to enter into contracts with
                        Optionor;

                  (viii) altering the primary purpose of the Company

          6. Notices - All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed

                   If to Optionor:  Avenida Brigadeiro Faria Lima, 1544, cj. 51
                                    04152-001 Sao Paulo, SP, Brazil
                                    att: Mr. Jose Roberto Pernomian Rodrigues

                   If to Optionee:  8807 Northwest 23rd Street
                                    Miami, Florida 33172


         or at such other address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon (I) the date of receipt if delivered by courier or by personal deliver, or (ii) seven
(7) days after the deposit of same in a letter box or other meas provided for the posting of maik, postage prepaid as provided above.


         7. Successors and Assigns - This Agreement shall be binding upon ind inure to the benefit to the parties hereto and their rerspective successors, legal representatives, executors and heirs; provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other party hereto, and any attempt to to do so shall be boid.

         8. Amendment, Modification or Waiver - No amendment, modification or waiver of any condition, provision or term of thes Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

         9. Entire Agreement - This Agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreement and understandings between the parties with respect to such subject matter.

         10. Florida Law to Govern - This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

         11. Attorney's Fees - In the event any party hereto brings any action to enforce any provision hereof, or to secure specific performance hereof or to collect any damages of any kind for any breach of this Agreement, the prevailing party shall be intitled to all courts costs, all expenses arising out of or incurred by reason of litigation and any reasonable attorney's fees expended or incurred for any such proceedings.

         12. Severability - Each provision of this Agreement is intended to be severable, and the invalidity or unenforceability of one or more provisions of this Agreement shall not affect the validity and enforceability of the other provision. Should any valid federal or Florida state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this Agreement, the provision or provisions so affected shall be automatically conformed to the law or determination and otherwise this Agreement shall continue in full force and effect.

         13. Counterterparts - This Agreement may be executed in two (2) or more counterparts, each of which shall be considered one in the same agreement and shall become effective when one or more counterparts have been found by each of the parties hereto and delivered to the other parties hereto.

         14. Witholding - Optionee authorizes Optionor to withold in accordance eith applicable law from any regular cash compensation payable to him any taxes required bo be witheld by Optionor under federal, state or local law as a result of its exercise of the Option.

IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date.


                                    VITECH AMERICA, INC., a Florica Corporation


                                    By: /S/  William St. Laurent
                                        --------------------------------
                                        William St. Laurent, President

                                   (Optionee)


                                        /S/ William St. Laurent
                                        --------------------------------
                                        WILLIAM ST. LAURENT, Personally

                                   (Optionor)

                             REGISTRATION AGREEMENT


Effective Date:   October 28, 1995


Parties:          MERRIS FINANCIAL INCORPORATED, a Nevada corporation
                  ("Meris")

                  VITECH AMERICA, INC., a Florida corporation
                  ("Vitech")


Purpose:

         Contemporaneously with this Registration Agreement (this "Agreement"), Meris is making a loan to Vitech in the original principal amount of Two Million Dollar ($2,000,000.00) (the "Loan") , which loan is evidenced by a Promissory Note (the "Note") dated of even date herewith executed by Borrower to the order of Lender. The principal balance under the Note is convertible ("Conversion") into voting common stock , no par value, of Vitech (the "Common Stock") and other capital stock, if any. In the event of a Conversion of principal under the Note, Vitech desires to grant certain rights to Meris with respect to the registration of capital stock of Vitech (the " Capital Stock").

Agreements:

         For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Meris and Vitech hereby agree that in the event that Meris: (a) secures an underwriter to sell shares of Capital Stock of Vitech pursuant to a public offering; and (b) the underwriting is based upon a valuation of $100,000,000 or other valuation acceptable to the Board of Directors of Vitech,, then Vitech will as expeditiously as practicable:


(a) prepare and file with the Securities and Exchange Commission a registration statement with respect to the Capital Stock and use its reasonable efforts to cause such registration statement to become effective (provided that before filing a registration statement or prospectus or any amendments or supplements thereto, Vitech will furnish to the Meris copies of all such documents proposed to be filed);

(b) prepare and file with the Securities and Exchange Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than sixty (60) days; and

(c) use its reasonable efforts to register or qualify such Capital Stock under such other securities or blue sky laws of such jurisdictions as Vitech deems appropriate.

2.    Miscellaneous.

          (a) No Inconsistent Agreements. Vitech will not hereafter enter into any agreement with respect to its securities that is inconsistent with the rights granted to Meris in this Agreement.


         (b) Notices. All notices or communications required or permitted by this Agreement shall be in writing, and shall be deemed to have been duly given, made and received when delivered against receipt or upon actual receipt of United States first class registered or certified mail, postage prepaid, return receipt requested, addressed as set forth below:

                  If to a Meris:    917 Tahoe Boulevard
                                    Suite 300H
                                    Incline Village, Nevada  89451

                  If to Vitech:     8807 Northwest 23rd Street
                                    Miami, Florida 33172

         Any party may alter the person or address to which communications or copies are to be sent by giving notice of that change in conformity with the provisions of this paragraph for the giving of notice. Notice shall be deemed effective and received upon : (I) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the deposit of mail, postage prepaid as provided above.

         (c) Amendments and Waivers. Except as otherwise provided herein, the provisions of this Agreement may be amended only with the prior written consent of all of the parties.

         (d) Successors and Assigns. The provisions of this Agreement are for the benefit or Meris and its successors and assigns.

         (e) Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such provision of invalidity, without invalidating the remainder of this Agreement.

         (f) Counterparts. This Agreement may be executed simultaneously in any number of counterparts, none of which need contain the signature of the other parties, but all such counterparts taken together will constitute one and the same Agreement.

         (g) Governing Law. This Agreement will be construed in accordance with Florida Law.

         (h) Entire Agreement. This Agreement constitutes the entire agreement among the parties hereto and superseded all prior agreements and understandings, oral and written, among the parties hereto and/or their respective affiliates with respect to the subject matter hereof.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the date first written above.

                                   VITECH AMERICA, INC., a Florida corporation

         Vitech America, Inc.
         Corporate Seal            By:  /S/  William St. Laurent
                                        --------------------------------
                                        William St. Laurent, President


                                    MERRIS FINANCIAL INCORPORATED,  a
                                    Nevada corporation

                                     By:
                                        --------------------------------
                                        Nicholas S. Meris, President

                             STOCK OPTION AGREEMENT

EFFECTIVE DATE:            OCTOBER 28, 1995


OPTIONOR:                  Vitech America, Inc.
                           8807 Northwest 23rd Street
                           Miami, Florida 33172


OPTIONEE:                  Meris Financial Incorporated
                           917 Tahoe Boulevard
                           Suite 300H
                           Incline Village, Nevada 89451



RECITALS;

         Optionor desires to grant to Optionee an option to purchase certain shares of capital stock (the "Capital Stock") of Optionor on the terms and conditions set forth in this Stock Option Agreement (this "Agreement").

AGREEMENT

         For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Optionor and Optionee hereby agree as follows:

          1. Grant of Option. Optionor hereby grants a stock option to Optionee to purchase that number of shares of Capital Stock equal to four percent (4%) (to be determined on the Closing Date, as that term is defined below), of the shares of Capital issued (beneficially or otherwise) or issuable (beneficially or otherwise) by Optionor upon the exercise of any outstanding option, warrant, contract, agreement or arrangement to issue or sell any capital stock or any other security of Optionor or any other security exercisable or convertible into any capital stock or any other security of Optioneor (the "Option Shares"), subject to the terms and conditions of this agreement (the "Option").

          2. Exercise Price. The price payable by Optionee upon exercise of the Option (the "Exercise Price") shall be $2,000,000.

          3. Exercise of Option. Optionee shall have the right to exercise the Option subject to following terms and conditions:

                  (a) Exercise. The Option may be exercised at any time during the period beginning on the Effective date and ending on the 18th month anniversary date following the Effective Date (the "Option Period"). If the period during which Optionee may exercise the Option has ended, and the Option has not been exercised, the Option will lapse and any subsequent attempt to exercise the Option will be of no effect.

                  (b) Manner of Exercise. The Option shall be exercisable only by an Optionee given written notice to the Optionor of its intention to exercise the Option, which notice shall state the number of shares of Option Shares as to which this Option is being exercised.

                  (c) The Closing. The consummation of a purchase of Option
                      Shares pursuant to an exercise of the Option shall take place at the offices of Optionor on such date as the parties shall agree upon but in no event later than ten
                      (10) business days after receipt by Optionor of the notice referred to in Section 4(b) above (the "Closing Date"). At the closing, Optionee shall deliver to Optionor (i) cash or a cashier's check for the Exercise Price. None of the Option Shares will be issued to Optionee until Optionor has received the Exercise Price therefor. In exchange therefor, Optionor shall convey and transfer the Option Shares. Optionor shall reflect the transfer of such Option Shares on its books and records.

          1. Adjustment to Option Shares. In the event of any reorganization or recapitalization of Optionor (by reclassification of its outstanding shares of Capital Stock or otherwise), or its consolidation or merger with or into another corporation, Optionee shall, upon exercise of the Option, be entitled to receive, in lieu of the shares of Capital Stock which the Optionee would otherwise be entitled to receive upon such exercise and without any payment in addition to the aggregate Exercise and without any payment in addition to the aggregate Exercise Price for such shares assuming that no event specified above had occurred, the shares of stock, cash or other consideration which the Optionee would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto the Optionee had exercised this Option and had exchanged such Option Shares in accordance with the terms of such reorganization, recapitalization, consolidation or merger.

          2. Optionor's Covenants. Optionor hereby represents, warrants and covenants that during the Option Period, Optionor shall reserve that number of shares necessary to fulfill its obligations hereunder.

          3. Notices. All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed

                  If to a Meris:            917 Tahoe Boulevard
                                            Suite 300H
                                            Incline Village, Nevada 89451



                  If to Vitech              8807 Northwest 23rd Street
                                            Miami, Florida 33172



         or at such address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (i) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

          7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives, executors and heirs' provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other party hereto, and any attempt to so shall be void.

          8. Amendment. Modification or Waiver. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

          9. Entire Agreement. This agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          10. Florida Law to Govern. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

          11. Attorney's Fees. In the event any party hereto brings any action to enforce any provision hereof, or to secure specific performance hereof or to collect any damages of any kind for any breach of this Agreement, the prevailing party shall be entitled to all court costs, all expenses arising out of or incurred by reason of litigation and any reasonable attorney's fees expended or incurred for any such proceeding.

          12. Severability. Each provision of this Agreement is intended to be severable, and the invalidity or unenforceability of one or more provisions of this agreement shall not affect the validity and enforceability of the other provision. Should any valid federal or Utah state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this agreement, the provision or provisions so affected shall be; automatically conformed to the law or determination and otherwise this agreement shall continue in full force and effect.

          13. Counterparts. This agreement may be executed in two (2) or more counterparts, each of which shall be considered one in the same agreement and shall become effective when one or more counterparts have been found by each of the parties hereto and delivered to the other parties hereto.

          14. Withholding. Optionee authorizes Optionor to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by Optionor under federal, state or local law as a result of its exercise of Option.

         IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date.


                                        MERIS FINANCIAL INCORPORATED, a
                                        Nevada limited partnership

                                     By:
                                        --------------------------------
                                        Nicholas S. Meris, President

                                                                      (Optionee)

                                        VITECH AMERICA, INC.,  a Florida
                                        corporation


       Vitech America, Inc.          By:  /S/  William St. Laurent
       Corporate Seal                 --------------------------------
                                      William St. Laurent, President

                                                                      (Optionor)

                             STOCK OPTION AGREEMENT

EFFECTIVE DATE:            OCTOBER 28, 1995


OPTIONOR:                  Vitech America, Inc.
                           8807 Northwest 23rd Street
                           Miami, Florida 33172


OPTIONEE:                  Monolith Limited Partnership
                           2675 Windmill Parkway
                           Suite 1521
                           Henderson, Nevada 89104



RECITALS:

         Optionor desires to grant to Optionee an option to purchase certain shares of capital stock (the "Capital Stock") of Optionor on the terms and conditions set forth in this Stock Option Agreement (this "Agreement").

AGREEMENT

         For good and valuable consideration, the receipt and sufficient of which are hereby acknowledged, Optionor and Optionee hereby agree as follows:

         1. Grant of Option. Optionor hereby grants a stock option to Optionee to purchase that number of shares of Capital Stock equal to one percent (1%) (to be determined on the Closing Date, as that term is defined below), of the shares of Capital issued (beneficially or otherwise) or issuable (beneficially or otherwise) by Optionor upon the exercise of any outstanding option, warrant contract, agreement or arrangement to issue or sell any capital stock or any other security of Optionor or any other security exercisable or convertible into any capital stock or any other security of Optioneor (the "Option Shares"), subject to the terms and conditions of this agreement.

          2. Exercise Price. The price payable by Optionee upon exercise of the Option (the "Exercise Price") shall be $2,000,000.

          3. Exercise of Option. Optionee shall have the right to exercise the Option subject to following terms and conditions:

                  (a) Exercise. The Option may be exercised at any time during the period beginning on the Effective date and ending on the 18th month anniversary date following the Effective Date (the "Option Period"). If the period during which Optionee may exercise the Option has ended, and the Option has not been exercised, the Option will lapse and any subsequent attempt to exercise the Option will be of no effect.

                  (b) Manner of Exercise. The Option shall be exercisable only by an Optionee given written notice to Optionor of its intention to exercise the Option, which notice shall state the number of shares of Option Shares as to which this Option is being exercised.

                  (c) The Closing. The consummation of a purchase of Option
                      Shares pursuant to an exercise of the Option shall take place at the offices of Optionor on such date as the parties shall agree upon but in no event later than ten
                      (10) business days after receipt by Optionor of the notice referred to in Section 4(b) above (the "Closing Date"). At the closing, Optionee shall deliver to Optionor (i) cash or a cashier's check for the Exercise Price. None of the Option Shares will be issued to Optionee until Optionor has received the Exercise Price therefor. In exchange therefor, Optionor shall convey and transfer the Option Shares. Optionor shall reflect the transfer of such Option Shares on its books and records.

          1. Adjustment to Option Shares. In the event of any reorganization or recapitalization of Optionor (by reclassification of its outstanding shares of Capital Stock or otherwise), or its consolidation or merger with or into another corporation, Optionee shall, upon exercise of the Option, be entitled to receive, in lieu of the shares of Capital Stock which the Optionee would otherwise be entitled to receive upon such exercise and without any payment in addition to the aggregate Exercise and without any payment in addition to the aggregate Exercise Price for such shares assuming that no event specified above had occurred, the shares of stock, cash or other consideration which the Optionee would have received upon such reorganization, recapitalization, consolidation or merger if immediately prior thereto the Optionee had exercised this Option and had exchanged such Option Shares in accordance with the terms of such reorganization, recapitalization, consolidation or merger.

          2. Optionor's Covenants. Optionor hereby represents, warrants and covenants that during the Option Period, Optionor shall reserve that number of shares necessary to fulfill its obligations hereunder.

          3. Notices. All notices provided for herein shall be in writing and shall be (a) personally delivered or delivered by courier service (e.g., Federal Express) to the party being notified if an individual, or (b) transmitted by certified or registered mail, return receipt requested, addressed

                  If to a Monolith:         2675 Windmill Parkway
                                            Suite 1521
                                            Henderson, Nevada 89104



                  If to Vitech              8807 Northwest 23rd Street
                                            Miami, Florida 33172



         or at such address as the party who is to receive such notice may designate in writing. Notice shall be deemed effective and received upon: (I) the date of receipt if delivered by courier or by personal delivery, or (ii) seven (7) days after the deposit of same in a letter box or other means provided for the posting of mail, postage prepaid as provided above.

          7. Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors, legal representatives, executors and heirs' provided, however, that no party hereto shall have the right to assign any right hereunder or delegate any obligation hereunder, in whole or in part, without the prior written consent of the other party hereto, and any attempt to so shall be void.

          8. Amendment. Modification or Waiver. No amendment, modification or waiver of any condition, provision or term of this Agreement shall be valid or of any effect unless made in writing, signed by the party to be bound and specifying with particularity the nature and extent of such amendment, modification or waiver.

          9. Entire Agreement. This agreement contains the entire understanding and agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings between the parties with respect to such subject matter.

          10. Florida Law to Govern. This Agreement shall be governed by, and construed and enforced in accordance with, the law of the State of Florida.

          11. Attorney's Fees. In the event any party hereto brings any action to enforce any provision hereof, or to secure specific performance hereof or to collect any damages of any kind for any breach of this Agreement, the prevailing party shall be entitled to all court costs, all expenses arising out of or incurred by reason of litigation and any reasonable attorney's fees expended or incurred for any such proceeding.

          12. Severability. Each provision of this Agreement is intended to be severable, and the invalidity or unenforceability of one or more provisions of this agreement shall not affect the validity and enforceability of the other provision. Should any valid federal or Utah state law or final determination of any administrative agency or court of competent jurisdiction affect any provision of this agreement, the provision or provisions so affected shall be; automatically conformed to the law or determination and otherwise this agreement shall continue in full force and effect.

          13. Counterparts. This agreement may be executed in two (2) or more counterparts, each of which shall be considered one in the same agreement and shall become effective when one or more counterparts have been found by each of the parties hereto and delivered to the other parties hereto.

          14. Withholding. Optionee authorizes Optionor to withhold in accordance with applicable law from any regular cash compensation payable to him any taxes required to be withheld by Optionor under federal, state or local law as a result of its exercise of Option.

                  IN WITNESS WHEREOF, the parties have executed this Agreement on the Effective Date.


                                   MONOLITH LIMITED PARTNERSHIP, a
                                   Delaware limited partnership


                                   By:      WGM Corporation , a Delaware
                                            corporation
                                            The General Partner


                                            By:
                                               ------------------------------
                                                  William G. Meris, President

                                                             (Optionee)

                                   VITECH AMERICA, INC.,  a Florida
                                   corporation


       Vitech America, Inc         By:  /S/  William St. Laurent
       Corporate Seal                   ---------------------------------
                                           William St. Laurent,
                                            President
                                                             (Optionor)

                             MODIFICATION AGREEMENT

THIS MODIFICATION AGREEMENT (this "Modification Agreement"), is made and entered into this 20th day of July, 1996 by and between MERIS FINANCIAL INCORPORATED, a Nevada corporation ("Lender"), and VITECH AMERICA, INC., a Florida corporation ("Borrower").


                                    RECITALS:

         WHEREAS, Lender and Borrower made and entered into a Loan Agreement as of October 28, 1995 (the "Loan Agreement"), pursuant to which Lender made available a loan to the Borrower in the principal amount of $2,000,000 (the "Loan") which was evidenced by a certain Promissory Note dated October 28, 1995 (the "Note") and secured by various documents and instruments provided in, attached to or referred to in the Agreement and related documents, including, but not limited to, a Security Agreement, and Unconditional Guaranty by William and Wendy St. Laurent, and Unconditional Guaranty by Georges St. Laurent, III, Stock Pledge Agreements, a Quotas Pledge Agreement, a Collateral Assignment of Option Agreements, and Assignments of Life Insurance Policy, all executed and delivered by Borrower and/or its principals and/or Lender as of October 28, 1995 (collectively, the "Collateral Documents");

         WHEREAS, further in connection with the Loan, Borrower and/or its principals executed and delivered as of October 28, 1995 that certain Stock Option Agreement for the purchase of 4% capital stock interest in Borrower, that certain Stock Option Agreement for the purchase of 1% capital stock interest in Borrower, and that certain Registration Agreement )collectively, the "Stock Rights Documents");

         WHEREAS, as provided in the Loan Agreement and the Note, the Loan of $2,000,000 and any unpaid interest is due and payable on October 28, 1997;

         WHEREAS, certain understandings and certain potential financings to be undertaken with the assistance of the Borrower cannot be consummated on terms satisfactory to the parties and, as a consequence thereof, the parties wish to restructure the terms of the Loan Agreement, the Note and related documents in order to effectuate an orderly termination of the relationship between the parties.

         NOW, THEREFORE, in consideration of the mutual convenants, agreements and undertakings contained in this Modification Agreement, the parties hereto agree as follows:

         1. In lieu of payment of the entire principal amount of the Loan of $2,000,000 on October 28, 1997, the Borrower shall make payments in accordance with the attached Schedule 1. Section 7 of the Note is hereby amended to provide that Borrower may prepay the Loan in either the installments provided for in Section 1 above or in such greater installments or amounts in the discretion of Borrower.

         2. Section 5 of the Note provides for the conversation of the principal amount of the Note into common stock of the Borrower in accordance with the provisions of Section 5 of the Note. So long as the Borrower makes the payments required by Section 1 above when due, Lender agrees not to exercise any conversion right granted under Section 5 of the Note and agrees that if, on or before November 1, 1996, the Borrower has paid to lender the outstanding principal balance under the Note, together with all accrued and unpaid interest thereon, then the conversion rights will be null and void and of no force or effect.

         3. So long as the Borrower makes the payments required by Section 1 above when due, Lender agrees not to exercise any right or privilege under the Stock Rights Documents and agrees if, on or before November 1, 1996, the Borrower has paid to Lender the outstanding principal balance under the Note, together with all accrued ;and unpaid interest thereon, then the Stock Rights Documents will be null and void and of no force or effect.

         4. As provided under the terms of the Loan Agreement and Collateral Documents, upon payment of the principal amount and accrued and unpaid interest due and owing under the Loan, the various instruments, security, assignments and collateral made available and provided by the Borrower shall be terminated and/or reassigned to the Borrower.

         5. Except as modified or amended herein, the terms and conditions of the Loan Agreement, the Note, the Collateral Documents and the Stock Rights Documents shall remain in full force and effect.

         6. Lender's acceptance of this Modification Agreement is contingent upon:

                  a. delivery by Borrower of the stock certificates issued by Borrower to William C. St. Laurent, Georges St. Laurent, III, Nicholas St. Laurent , and Alexander St. Laurent, to be tendered and held in accordance with that certain Stock Pledge Agreement dated October 28, 1995; and

                  b. delivery by Borrower of a duplicate copy of this Modification Agreement, originally executed by Borrower, together with a check made payable to Lender, dated no later than July 20, 1996, in the amount of $20,000 and a check made payable to Lender, dated no later than August 1, 1996, in the amount of $100,000 (as and for the first two payments set forth on the attached Schedule 1), and if the same are not delivered to Lender at 7328 East Stetson, Suite 103, Scottsdale, Arizona 85251, by federal express delivery on July 22, 1996, then this Agreement shall be null and void.

         7. In the event that Borrower fails to perform as required hereunder and such failure is not cured by 5:00 Phoenix, Arizona time on the next business day after performance was required then Lender shall have the absolute right, without notice to Borrower, at Lender's option and election and in its sole discretion, to exercise any and all remedies at law, in equity or under the Note, the Loan Agreement and The Collateral Documents.


         IN WITNESS WHEREOF, the parties hereto have executed this Modification Agreement as of the day and year first above written


VITECH AMERICA, INC., a Florida corporation


By: /S/  Mitchell E. Asher
    -----------------------------------------
      Mitchell E. Asher, Vice-President


MERIS FINANCIAL INCORPORATED,
a Nevada corporation


By: /S/  Nicholas S. Meris
    ------------------------------------------
      Nicholas S. Meris, President

                                   Schedule 1
                               Repayment Schedule


Date                                        Payment*
----                                        --------

July 20, 1996                               $ 20,000
August 1, 1996                              $100,000
August 15, 1996                             $ 25,000
August 22, 1996                             $ 25,000
August 29, 1996                             $ 50,000
September 5, 1996                           $ 25,000
September 12, 1996                          $ 25,000
September 19, 1996                          $ 25,000
September 26, 1996                          $ 50,000
October 3, 1996                             $ 25,000
October 10, 1996                            $ 25,000
October 17, 1996                            $ 25,000
October 24, 1996                            $ 25,000
November 1, 1996                            $  **



         Each payment (except the first two) shall be made by wire transfer to the following account and shall be applied first to accrued interest and then to principal outstanding:

                                 Bank of America
                                2597 Mill Street
                               Reno, Nevada 89502
                                 (702) 688 8354
                          ABA Routing Number: 122400724
                            Account Number: 961014123


         an amount equal to the outstanding principal balance together with all accrued and unpaid interest and other charges due and owing under the Collateral Documents